As filed with the Securities and Exchange Commission on December 18, 2015
1933 Act Registration Number – 333-189704
1940 Act Registration Number – 811-22858

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
Pre-Effective Amendment No. ___
Post-Effective Amendment No. 04
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
Amendment No. 03

WST Investment Trust
(Exact Name of Registrant as Specified in Charter)

150 West Main Street, Suite 1700
Norfolk, VA 23510
 (Address of Principal Office)

Registrant's Telephone Number, including Area Code: 757-623-3676

Roger H. Scheffel Jr.
150 West Main Street, Suite 1700
Norfolk, VA 23510
(Name and Address of Agent for Service)

With copy to: Thomas W. Steed III, Esq.
Kilpatrick Townsend & Stockton LLP
4208 Six Forks Road
Raleigh, NC 27609
and
Patricia M. Plavko, Esq.
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Approximate date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)

/x/	on December 18, 2015 pursuant to paragraph (b)

/ /	60 days after filing pursuant to paragraph (a) (1)

/ /	on (date) pursuant to paragraph (a) (1)

/ /	75 days after filing pursuant to paragraph (a) (2)

/ /	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus December 18, 2015

WST ASSET MANAGER –
U.S. EQUITY FUND

Investor Shares (Ticker Symbol: WSTEX)
Institutional Shares (Ticker Symbol: WSTIX)

WST ASSET MANAGER –
U.S. BOND FUND

Investor Shares (Ticker Symbol: WAMBX)
Institutional Shares (Ticker Symbol: WAMIX)

Each a series of the
WST Investment Trust

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK/RETURN SUMMARY: WST ASSET MANAGER - U.S. EQUITY FUND	1
RISK/RETURN SUMMARY: WST ASSET MANAGER - U.S. BOND FUND	8
INFORMATION RELEVANT TO BOTH FUNDS	14
INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS OF THE FUNDS	15
MANAGEMENT OF THE FUNDS	30
INVESTMENT ADVISOR	30
BOARD OF TRUSTEES	32
ADMINISTRATOR AND TRANSFER AGENT	32
DISTRIBUTOR	32
EXPENSES OF THE FUNDS	32
INVESTING IN THE FUNDS	33
MINIMUM INVESTMENT	33
CHOOSING A SHARE CLASS	33
INVESTOR SHARES	33
INSTITUTIONAL SHARES	33
DISTRIBUTION OF SHARES	34
PRICING OF SHARES	34
PURCHASING SHARES	35
EXCHANGING SHARES	38
REDEEMING SHARES	39
FREQUENT TRADING POLICIES	41
BENCHMARK DESCRIPTIONS	42
DISTRIBUTIONS	43
FEDERAL TAXES	43
FINANCIAL HIGHLIGHTS	44
PRIVACY NOTICE	49
ADDITIONAL INFORMATION	Back Cover

WST ASSET MANAGER - U.S. EQUITY FUND
RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the WST Asset Manager - U.S. Equity Fund (the “ Equity Fund”) is to seek long-term capital appreciation, while maintaining a secondary emphasis on generating income.

FEES AND EXPENSES OF THE EQUITY FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Fund.

Shareholder Fees (fees paid directly from your investment)
	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Institutional Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	4.96%	1.09%
Acquired Fund Fees and Expenses	0.40%	0.40%
Total Annual Fund Operating Expenses(1)	6.36%	2.24%
Management Fee Waivers and Expense Reimbursements(2)	4.46%	0.59%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(1)(2)	1.90%	1.65%

(1)

“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements” will not correlate to the ratios of expenses to the average net assets in the Equity Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”

(2)

Wilbanks, Smith & Thomas Asset Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Equity Fund under which it has agreed to waive or reduce Management Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions , extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) to not more than 1.25% of the average daily net assets allocable to each Class of the Fund. The Expense Limitation Agreement is currently in effect until January 1, 2018 . The Expense Limitation Agreement may be terminated by the

WST Investment Trust (the “Trust”) or the Advisor at the end of its then-current term upon not less than 90 days’ notice. The Trust’s Board of Trustees (the “Board” or “Trustees”) may terminate the Expense Limitation Agreement at any time.

Example

This Example is intended to help you compare the cost of investing in shares of the Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Equity Fund’s operating expenses remain the same, except the contractual arrangement to waive Management Fees and reimburse expenses remains in effect only until January 1, 2018 . Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$193	$1,063	$2,379	$5,515
Institutional Shares	$168	$584	$1,089	$2,480

Portfolio Turnover

The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Equity Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Equity Fund’s performance. During the most recent fiscal year , the Equity Fund’s portfolio turnover rate was 150% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE EQUITY FUND

To achieve its investment objective, the Equity Fund intends to make investments corresponding to those investments in the WST Asset Manager – US Equity Index (“WSTE Index”), which is a custom public index created and also managed by the Advisor. The WSTE Index is published daily by Bloomberg under the symbol “WSTE” and is calculated by S&P Dow Jones Indices. Both the Equity Fund and the WSTE Index use the same proprietary quantitative model (the “Equity Investment Model”) developed by the Advisor to make investment decisions and allocate investments among the various primary sectors of the S&P 500 Index (“Sector Investments”), fixed income securities (“Fixed Income Investments”) and gold related securities (“Gold Investments”). The Equity Investment Model is designed to allocate portfolio investments by evaluating asset class correlation, volatility, trends and momentum. To implement this strategy, the Equity Fund primarily invests in exchange traded funds (“ETFs”) or baskets of securities (i.e., groups of securities related by index or sector made available through certain brokers at a discount brokerage rate).

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The Sector Investments in which the Equity Fund may invest will generally be ETFs or baskets of securities representing one or more of the nine primary industry sectors of the S&P 500 Index. Currently, the nine sectors are consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology and utilities.

Fixed Income Investments of the Equity Fund will normally include ETFs or baskets of fixed income securities that are primarily considered “investment grade” at the time of investment. The underlying securities in the ETFs or baskets comprising the Fixed Income Investments may be issued by various public- or private-sector entities, may have fixed or floating rates and may be of any maturity or duration.

Gold Investments are generally in securities of companies (which may be ETFs) that buy and hold physical gold. The Equity Fund does not intend to hold gold directly.

Under normal market conditions, the Equity Fund will invest at least 80% of the value of its net assets, plus any borrowing for investment purposes, in Sector Investments (and thus in equity securities of U.S. companies), while a combination of Fixed Income Investments and/or Gold Investments will typically comprise less than 12% of the value of the Fund’s net assets.

The Equity Fund’s investment allocations, determined by the Equity Investment Model, may change frequently and as a result, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during the year. A higher portfolio turnover rate indicates a greater number of changes. Under normal circumstances, the anticipated portfolio turnover rate for the Equity Fund is expected to be significantly greater than 100%.

The Equity Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Equity Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.

PRINCIPAL RISKS OF THE EQUITY FUND

An investment in the Equity Fund is subject to investment risks; therefore you may lose money by investing in the Equity Fund. There can be no assurance that the Equity Fund will be successful in meeting its investment objective. The Equity Fund is not intended to be a complete investment program. Generally, the Equity Fund will be subject to the following principal risks:

Market Risk: Market risk refers to the risk that the value of securities in the Equity Fund's portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor's control, including fluctuation in interest rates, the quality of the Fund's investments, economic conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Equity Fund's portfolio) may decline, regardless of their long-term prospects.

Investment Model Risk: The share price of the Equity Fund changes daily based on the performance of the securities in which it invests, the selection of which are determined primarily by the Equity Investment Model. The ability of the Equity Fund

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to meet its investment objective is directly related to the ability of the Equity Investment Model to accurately measure market risk or volatility and appropriately react to current and developing market trends. There can be no assurance that the use of the Equity Investment Model will enable the Equity Fund to achieve positive returns or outperform the market, and if the Equity Investment Model and Advisor fail to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.

Correlation and Tracking Risk: Correlation and tracking risk refers to the risk that the Equity Fund’s performance may vary somewhat from the performance of the index it seeks to track (WSTE Index) due to such factors as the Fund’s cash flow, differences in the Fund’s expenses and investment limitations, and timing differences associated with additions to and deletions from the index.

Risks Related to “Fund of Funds” Structure: Investments in ETFs and other investment companies (e.g. open end and closed end mutual funds) subject the Equity Fund to paying its proportionate share of fees and expenses from those investments. In other words, by investing in the Equity Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Equity Fund’s direct fees and expenses. In addition, under the Investment Company Act of 1940, as amended (the “1940 Act”), the Equity Fund is subject to restrictions that may limit the amount of any particular ETF or other registered investment company that the Fund may own.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Equity Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Equity Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Equity Fund invests more heavily in a particular sector, the value of its shares may be sensitive to factors and economic risks that specifically affect that sector. As a result, the Equity Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries or in different sectors. Additionally, some sectors could be subject to greater government regulation than other sectors, which may impact the share price of companies in these sectors. To the extent the Equity Fund invests a significant portion of its portfolio in securities representing one or more of the primary sectors of the S&P 500 Index, the Fund is more vulnerable to conditions that negatively affect such sectors.

Fixed Income Securities Risk: There are risks associated with the potential investment of the Equity Fund’s assets in fixed income investments, which include credit risk, interest rate risk, and maturity risk. These risks could affect the value of investments of

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the Equity Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Equity Fund’s Statement of Additional Information (“SAI”).

●

Credit Risk. The value of the Equity Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

●

Interest Rate Risk. The value of the Equity Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Equity Fund’s fixed income investments can be expected to decline.

●

Maturity Risk. The value of the Equity Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

Risks Related to Investing in Floating Rate Notes: Floating rate notes attempt to protect investors against a rise in interest rates, but also carry lower yields than fixed rate notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR). Because rates on floating rate notes reset or adjust only periodically, changes in prevailing interest rates (particularly sudden or significant changes) can cause fluctuations in the value of floating rate notes.

Risks Related to Investing in Precious Metals: Risks related to investing in gold include production risks caused by geologic and environmental factors. Furthermore, investments related to precious metals may fluctuate in value sharply over short periods of time and are considered speculative and are affected by a variety of worldwide economic, financial, and political factors.

Concentration Risk: To the extent the WSTE Index is concentrated in a particular sector, the Equity Fund will generally also be concentrated in that sector. A fund that concentrates in a particular industry sector could experience greater volatility than funds investing in a broader range of industry sectors.

Risks Related to Frequent Trading and Portfolio Turnover: As a result of its trading strategies, the Equity Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Equity Fund expenses. High rates of portfolio turnover may lower the performance of the Equity Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Equity Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates. As a result of its trading strategies, the Equity Fund expects to engage in

5

frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Under normal circumstances, the anticipated portfolio turnover rate for the Equity Fund is expected to be greater than 100%.

Non-diversified Fund Risk: The Equity Fund is a non-diversified fund. A non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions.

New Fund Risk: The Equity Fund was formed in 2013 and has limited operating history. Accordingly, investors in the Equity Fund bear the risk that the Fund may not be successful in implementing its investment strategy.

PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the Equity Fund by showing changes in the Fund’s performance for each full calendar year over the life of the Fund, and by showing how the average annual total returns compare with those of a broad-based securities market index. How the Equity Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-515-4626.

WST Asset Manager - U.S. Equity Fund
Institutional Shares
Calendar Year Returns

The 2015 year-to-date return of the Equity Fund’s Institutional shares through September 30, 2015 is -1.62%.

Quarterly Returns During This Time Period

Highest: 6.88% (quarter ended December 31, 2014)
Lowest: -2.24% (quarter ended September 30, 2014)

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Average Annual Total Returns for Periods Ended December 31, 2014	One Year	Since Inception (December 16, 2013)
WST Asset Manager – U.S. Equity Fund – Institutional shares
Return Before Taxes	8.64%	11.68%
Return After Taxes on Distributions	8.38%	11.35%
Return After Taxes on Distributions and Sale of Fund Shares	5.06%	8.84%
S&P 500® Index	13.69%	16.96%

MANAGEMENT OF THE EQUITY FUND

Investment Advisor

Wilbanks, Smith & Thomas Asset Management, LLC is the Equity Fund’s investment advisor.

Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Equity Fund are:

Name	Title with the Advisor	Length of Service to the Equity Fund
Wayne F. Wilbanks	Managing Principal and Chief Investment Officer	Since December 2013
Roger H. Scheffel Jr.	Principal and Portfolio Manager	Since December 2013
Tom McNally	Portfolio Manager	Since December 2013

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WST ASSET MANAGER - U.S. BOND FUND
RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the WST Asset Manager - U.S. Bond Fund (the “Bond Fund”) is to seek total return from income and capital appreciation.

FEES AND EXPENSES OF THE BOND FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Bond Fund.

Shareholder Fees (fees paid directly from your investment)
	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Institutional Shares
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.42%	0.51%
Acquired Fund Fees and Expenses	0.28%	0.28%
Total Annual Fund Operating Expenses(1)(2)	1.55%	1.39%

(1)

“Total Annual Fund Operating Expenses” will not correlate to the ratios of expenses to the average net assets in the Bond Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”

(2)

The Advisor has entered into an Expense Limitation Agreement with the Bond Fund under which it has agreed to waive or reduce Management Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) to not more than 1.15% of the average daily net assets allocable to each Class of the Fund. The Expense Limitation Agreement is currently in effect until January 1, 2018. The Expense Limitation Agreement may be terminated by the Trust or the Advisor at the end of its then-current term upon not less than 90 days’ notice. The Trust’s Board may terminate the Expense Limitation Agreement at any time.

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Example

This Example is intended to help you compare the cost of investing in shares of the Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Bond Fund’s operating expenses remain the same, except the contractual arrangement to waive Management Fees and reimburse expenses remains in effect only until January 1, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$158	$490	$845	$1,845
Institutional Shares	$142	$440	$761	$1,669

Portfolio Turnover

The Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Bond Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Bond Fund’s performance. During the most recent fiscal period, the Bond Fund’s portfolio turnover rate was 890% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE BOND FUND

To achieve its investment objective, the Bond Fund will generally invest in a combination of (i) U.S. high-yield debt securities (commonly known as “junk” bonds, and referred to herein as “High-Yield Securities”) and (ii) U.S. investment grade debt securities and U.S. Treasury debt obligations (collectively, “Investment Grade Securities”). Debt securities are also known as fixed income securities. The Bond Fund defines High-Yield Securities as those rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard and Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”) and defines Investment Grade Securities as those rated Baa or better by Moody’s or BBB or better by S&P or Fitch or, if securities are unrated, as determined by the Advisor to be of similar credit quality. Although the Bond Fund may invest directly in debt securities, it will primarily invest in such securities indirectly through ETFs, open end and closed end mutual funds, and/or baskets of securities (i.e. pre-selected groups of securities that are related by index or sector and made available through certain brokers at a discounted brokerage rate) that each invest primarily in debt securities.

The Advisor allocates assets between High-Yield Securities and Investment Grade Securities using a proprietary quantitative model, its “WST Asset Manager U.S. Bond Strategy.” This strategy employs a combination of short-, intermediate- and long-term trend-following techniques to identify periods of favorable or unfavorable market conditions for High-Yield Securities. In allocating portfolio investments between High-Yield Securities and Investment Grade Securities, the Advisor may consider multiple

9

factors, including those related to credit, duration, Federal Reserve policy and the Advisor’s expectations for the future course of interest rates and the then-prevailing price and yield levels in the debt market. The Advisor selects securities for their potential for interest income, capital appreciation, or both.

The Bond Fund invests without restriction as to issuer credit quality, capitalization or security maturity; however, other than periods when the Fund is invested solely in cash, at least 10% of the Fund’s assets will generally be invested in Investment Grade Securities at all times.

Under normal circumstances, at least 80% of the Bond Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested directly or indirectly in U.S. bonds.

The Bond Fund’s investment allocations, determined by the WST Asset Manager U.S. Bond Strategy, may change frequently and as a result, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during the year. A higher portfolio turnover rate indicates a greater number of changes. Under normal circumstances, the anticipated portfolio turnover rate for the Bond Fund is expected to be significantly greater than 100%.

The Bond Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Bond Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.

PRINCIPAL RISKS OF THE BOND FUND

An investment in the Bond Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There can be no assurance that the Bond Fund will be successful in meeting its investment objective. The Bond Fund is not intended to be a complete investment program. Generally, the Bond Fund will be subject to the following principal risks:

Market Risk: Market risk refers to the risk that the value of securities in the Bond Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions, and general bond market conditions.

Investment Model Risk: The share price of the Bond Fund changes daily based on the performance of the securities in which it invests, the selection of which are determined primarily by the WST Asset Manager U.S. Bond Strategy (the “Debt Investment Model”). The ability of the Bond Fund to meet its investment objective is directly related to the ability of the Debt Investment Model to accurately measure market risk or volatility and appropriately react to current and developing market trends. There can be no assurance that the use of the Debt Investment Model will enable the Bond Fund to achieve positive returns or outperform the market. If the Debt Investment Model and Advisor fail to accurately evaluate market risk or appropriately react to current and developing market conditions, the Bond Fund’s share price may be adversely affected.

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Income Risk: A primary source of income for the Bond Fund will be derived from the receipt of interest payments from debt securities. An economic downturn or an increase in interest rates may have a negative or adverse effect on an issuer’s ability to timely make payments of principal and interest. If the issuer fails to make timely interest and/or principal payments, then the Bond Fund’s current income will be adversely affected and reduced.

Interest Rate Risk: The value of the Bond Fund’s debt securities will generally vary inversely with the direction of the prevailing interest rates. A rise in interest rates will normally cause the value of debt securities to decrease. Consequently, changes in interest rates may have a significant effect on the Bond Fund, especially if the Fund is holding a significant portion of its assets in debt securities that are particularly sensitive to interest rate fluctuations, such as debt securities with long-term maturities, zero coupon bonds, and debentures. The Bond Fund may be subject to greater risk of rising interest rates due to the current period of historically low interest rates.

Credit Risk: Credit risk is the risk that the issuer of a debt security (including corporate, government and mortgage-backed securities) will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer fails to pay interest, the Bond Fund’s income will be reduced. If the issuer fails to repay principal, the value of that debt security and of the Bond Fund’s shares may be reduced. To the extent the Bond Fund invests in lower rated debt securities (such as High Yield Securities), the Fund will be subject to a higher level of credit risk than a fund that invests only in the highest rated debt securities.

Corporate Debt Securities Risk: The Bond Fund’s debt securities investments may include corporate debt securities. Corporate debt obligations purchased by the Bond Fund may be any credit quality, maturity or yield. Accordingly, the Bond Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch or, if not rated, of equivalent quality in the Advisor’s opinion). In addition, the Bond Fund’s debt securities may include lower-rated debt securities including, without limitation, high-yield and/or junk bonds rated below Baa by Moody’s or BBB by S&P’s or Fitch (see “Junk Bonds or Lower-rated Securities Risk” below). The Bond Fund’s fixed income securities investments are subject to risks of non-payment of interest and principal, the risk that bond demand in the marketplace will decrease periodically, and the risk that ratings of the various credit services (and the Advisor’s independent assessments of the securities creditworthiness) are or may become inaccurate.

U.S. Government Securities Risk: Securities issued by the U.S. government or its agencies are subject to risks related to the creditworthiness of the U.S. government. In addition, such securities may be not be backed by the “full faith and credit” of the U.S. government, but rather by a right to borrow from the U.S. government or the creditworthiness of the issuer itself. The value of any such securities may fluctuate with changes in credit ratings and market perceptions of the U.S. government and the issuers of the securities, as well as interest rates and other risks applicable to fixed income securities generally.

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Junk Bonds or Lower-Rated Securities Risk: Debt securities rated below Baa by Moody’s and BBB by S&P or Fitch are generally considered speculative in nature and are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher-rated debt securities. Lower-rated debt securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These debt securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated debt securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Bond Fund’s net asset value. These risks can reduce the value of the Bond Fund’s shares and the income it earns.

Maturity Risk: Maturity risk is another factor that can affect the value of the Bond Fund’s debt security holdings. In general, but not in all cases, the longer the maturity of a debt security, the higher its yield and the greater its price sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The Bond Fund will be subject to greater maturity risk to extent it is invested in debt securities with longer maturities.

Prepayment Risk: Issuers of debt securities in which the Bond Fund may invest may be able to prepay principal due on these securities. Declining interest rates may encourage issuers to pay off their debt obligations sooner than expected. This can reduce the effective maturity of the debt security and lower returns to the Bond Fund especially if the Fund reinvests its assets at a lower prevailing interest rate.

Risks Related to ETF and Closed End Fund NAV and Market Price: The market value of the shares of an ETF or closed end fund may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF or closed end fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities held by the ETF or closed end fund. Accordingly, there may be times when an ETF or closed end fund trades at a premium (creating the risk that the Bond Fund pays more than NAV for the ETF or fund when making a purchase) or discount (creating the risks that the Bond Fund’s NAV is reduced for undervalued ETFs or closed end funds it holds, and that the Fund receives less than NAV when selling an ETF or closed end fund).

Regional and Sector Risk: Regional and sector risk is the risk that if the Bond Fund invests heavily in securities within the same state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so focused. To the extent the Bond Fund invests heavily in securities in any such area that experiences an adverse development, the value of the Fund’s portfolio may be negatively affected.

Risks Related to “Fund of Funds” Structure: Investments in ETFs and open end and closed end mutual funds subject the Bond Fund to paying its proportionate share of fees and expenses from those investments. In other words, by investing in the Bond Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees

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and expenses. In addition, under the 1940 Act, the Bond Fund is subject to restrictions that may limit the amount of any particular ETF or other registered investment company that the Fund may own.

Risks Related to Frequent Trading and Portfolio Turnover: As a result of its trading strategies, the Bond Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Bond Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Bond Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates. As a result of its trading strategies, the Bond Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Under normal circumstances, the anticipated portfolio turnover rate for the Bond Fund is expected to be greater than 100%.

Non-diversified Fund Risk: The Bond Fund is a non-diversified fund. A non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions.

New Fund Risk: The Bond Fund was formed in 2014 and has limited operating history. Accordingly, investors in the Bond Fund bear the risk that the Fund may not be successful in implementing its investment strategy.

PERFORMANCE SUMMARY

The Bond Fund is new and does not have a performance history for a full calendar year to report. When the Bond Fund has completed a full calendar year of operations, this section will include information which an investor would find useful in evaluating the risks of investing in the Fund, such as information that shows the Fund’s performance from year to year and how the Fund’s average annual returns for certain periods compare with those of a broad-based securities market index. How the Bond Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-515-4626.

MANAGEMENT OF THE BOND FUND

Investment Advisor

Wilbanks, Smith & Thomas Asset Management, LLC is the Bond Fund’s investment advisor.

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Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Bond Fund are:

Name	Title with the Advisor	Length of Service to the Bond Fund
Wayne F. Wilbanks	Managing Principal and Chief Investment Officer	Since September 2014
Roger H. Scheffel Jr.	Principal and Portfolio Manager	Since September 2014
Tom McNally	Portfolio Manager	Since September 2014

INFORMATION RELEVANT TO BOTH FUNDS

The following information applies to both the Equity Fund and the Bond Fund (individually a “Fund” and collectively the “Funds”).

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment*

$1,000 for Investor Shares; $100,000 for Institutional Shares.

Minimum Subsequent Investment*

$250 for Investor Shares; $1,000 for Institutional Shares.

*	The Funds reserve the right to waive or reduce the investment minimums under certain circumstances.

General Information

You may purchase or redeem (sell) shares of the Funds on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Funds should be sent to the Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Share” and “How to Redeem Shares” in the Prospectus or call 1-866-515-4626.

TAX INFORMATION

Each Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS OF THE FUNDS

INVESTMENT OBJECTIVE OF THE EQUITY FUND

The investment objective of the Equity Fund is to seek long-term capital appreciation, while maintaining a secondary emphasis on generating income. The Equity Fund’s investment objective may be changed by the Trust’s Board without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

PRINCIPAL INVESTMENT STRATEGIES OF THE EQUITY FUND

To achieve its investment objective, the Equity Fund intends to make investments corresponding to those investments in the WST Asset Manager – US Equity Index (“WSTE Index”), which is a custom public index created and also managed by the Advisor. The WSTE Index is published daily by Bloomberg under the symbol “WSTE” and is calculated by S&P Dow Jones Indices. Both the Equity Fund and the WSTE Index use the Equity Investment Model developed by the Advisor to make investment decisions and allocate investments among the various primary sectors of the S&P 500 Index (“Sector Investments”), fixed income securities (“Fixed Income Investments”) and gold related securities (“Gold Investments”). The Equity Investment Model is designed to allocate portfolio investments by evaluating asset class correlation, volatility, trends and momentum. To implement this strategy, the Equity Fund primarily invests in ETFs or baskets of securities (i.e., groups of securities related by index or sector made available through certain brokers at a discount brokerage rate).

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Additional Information About the WSTE Index

The WSTE Index is a custom public index created by the Advisor and is published by Bloomberg under the symbol “WSTE” and calculated by S&P Dow Jones Indices LLC, a part of McGraw Hill Financial. The WSTE Index is comprised of Sector Investments, Fixed Income Investments and Gold Investments. The WSTE Index was formed in January 2013 to show the performance of a model portfolio that implements the Advisor’s S&P 500 sector rotation strategy (designed to capture the returns of U.S. equity markets) coupled with a risk management strategy (designed to minimize extraordinary downside risk). The WSTE Index is not rebalanced on a set schedule; rather, the Equity Investment Model used by the WSTE Index may cause the investment allocation to change at any time.

Because the Advisor manages the WSTE Index and the Equity Fund with the same Equity Investment Model, the Advisor anticipates that the Fund will be able to substantially replicate the performance of the WSTE Index. However, the performance of the WSTE Index will not reflect the Equity Fund’s management fees, brokerage fees, acquired fund fees or other expenses incurred by the Fund, and therefore, the Fund may not be able to directly track the performance of the WSTE Index. In addition, the Equity Fund may deviate from tracking the WSTE Index if it is determined that tracking the index is likely to violate applicable legal or regulatory restrictions or could otherwise result in adverse consequences for the Fund. Situations that may cause the Equity Fund to deviate from tracking the WSTE Index include times of large inflows of cash from new investments, the need to hold cash to meet large redemption requests, and the need to satisfy investment limitations or restrictions under applicable securities or tax laws (e.g, restrictions under the 1940 Act or Subchapter M of the Internal Revenue Code). If these situations occur, the Equity Fund will attempt to adjust portfolio investments while investing as close to the Equity Investment Model as possible.

Standard & Poor’s and S&P are registered trademarks of Standard & Poor’s Financial Services LLC, a part of McGraw Hill Financial. Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). These trademarks have been licensed to S&P Dow Jones Indices LLC. It is not possible to invest directly in an index. S&P Dow Jones Indices LLC, Dow Jones, S&P and their respective affiliates (collectively “S&P Dow Jones Indices”) do not sponsor, endorse, sell, or promote any investment fund or other investment vehicle that is offered by third parties and that seeks to provide an investment return based on the performance of any index. This document does not constitute an offer of services in jurisdictions where S&P Dow Jones Indices does not have the necessary licenses. S&P Dow Jones Indices receives compensation in connection with licensing its indices to third parties.

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The Sector Investments in which the Equity Fund may invest will generally be ETFs or baskets of securities representing one or more of the nine primary industry sectors of the S&P 500 Index. The nine sectors are consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology and utilities. The Equity Fund will generally not invest in all of the sectors of the S&P 500 Index at any given time, but only in those sectors the Equity Investment Model indicates have the most growth potential. Investments in any single sector will generally be limited to no more than 48% of the Equity Fund’s total assets, as measured at the time of purchase.

Fixed Income Investments of the Equity Fund will normally include ETFs or baskets of fixed income securities that are primarily considered “investment grade” at the time of investment. The underlying securities in the ETFs or baskets comprising the Fixed Income Investments may be issued by various public- or private-sector entities, may have fixed or floating rates, and may be of any maturity or duration.

Gold Investments are generally in securities of companies (which may be ETFs) that buy and hold physical gold. The Equity Fund does not intend to hold gold directly.

Under normal market conditions, the Equity Fund will invest at least 80% of the value of its net assets, plus any borrowing for investment purposes, in Sector Investments (and thus in equity securities of U.S. companies), while a combination of Fixed Income Investments and/or Gold Investments will typically comprise less than 12% of the value of the Fund’s net assets. This investment policy may change without shareholder approval upon at least 60 days’ prior written notice to shareholders. Equity securities include, but are not limited to stocks and ETFs and stock baskets that invest primarily in equity securities. The Equity Fund considers a U.S. company to be one that: (i) is organized under the laws of, or has its principal offices in the United States; (ii) has its principal securities trading market in the United States; (iii) alone or on a consolidated basis derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in the United States; and/or (v) issues securities denominated in U.S. dollars.

The Equity Fund’s investment allocations, determined by the Equity Investment Model, may change frequently and as a result, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during the year. A higher portfolio turnover rate indicates a greater number of changes. Under normal circumstances, the anticipated portfolio turnover rate for the Equity Fund is expected to be significantly greater than 100%.

The Equity Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Equity Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. The Equity Fund is best suited for long-term investors.

The Equity Fund will generally sell securities when they no longer fit the desired allocation under the Equity Investment Model or when the Advisor believes more attractive investment opportunities exist.

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PRINCIPAL RISKS OF INVESTING IN THE EQUITY FUND

An investment in the Equity Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There can be no assurance that the Equity Fund will be successful in meeting its investment objective. The Equity Fund is not intended to be a complete investment program. Generally, the Equity Fund will be subject to the following principal risks:

Market Risk: Market risk refers to the risk that the value of securities in the Equity Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Equity Fund’s portfolio) may decline, regardless of their long-term prospects.

Investment Model Risk: The share price of the Equity Fund changes daily based on the performance of the securities in which it invests, the selection of which are determined primarily by the Equity Investment Model. The ability of the Equity Fund to meet its investment objective is directly related to the ability of the Equity Investment Model to accurately measure market risk or volatility and appropriately react to current and developing market trends. There can be no assurance that the use of the Equity Investment Model will enable the Equity Fund to achieve positive returns or outperform the market, and if the Equity Investment Model and Advisor fail to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.

Correlation and Tracking Risk: Correlation and tracking risk refers to the risk that the Equity Fund’s performance may vary somewhat from the performance of the index it seeks to track (i.e., the WSTE Index) due to such factors as the Fund’s cash flow, differences in the Fund’s expenses and investment limitations, and timing differences associated with additions to and deletions from the index.

Risks Related to “Fund of Funds” Structure: Investments in ETFs and other investment companies (e.g. open end and closed end mutual funds) subject the Equity Fund to paying its proportionate share of fees and expenses from those investments. In addition, under the 1940 Act, the Equity Fund is subject to restrictions that may limit the amount of any particular ETF or other registered investment company that the Fund may own.

Since the Equity Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Equity Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Under the 1940 Act, the Equity Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total

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outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Equity Fund from allocating its investments in the manner the Advisor considers optimal, or cause the Advisor to select an investment other than that which the Advisor considers optimal.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Equity Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Equity Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Equity Fund invests more heavily in a particular sector, the value of its shares may be sensitive to factors and economic risks that specifically affect that sector. As a result, the Equity Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries or in different sectors. Additionally, some sectors could be subject to greater government regulation than other sectors, which may impact the share price of companies in these sectors. To the extent the Equity Fund invests a significant portion of its portfolio in securities representing one or more of the primary sectors of the S&P 500 Index, the Fund is more vulnerable to conditions that negatively affect such sectors.

Fixed Income Securities Risk: There are risks associated with the potential investment of the Equity Fund’s assets in fixed income investments, which include credit risk, interest rate risk, and maturity risk. These risks could affect the value of investments of the Equity Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the SAI.

●

Credit Risk. The value of the Equity Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

●

Interest Rate Risk. The value of the Equity Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Equity Fund’s fixed income investments can be expected to decline.

●

Maturity Risk. The value of the Equity Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

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Risks Related to Investing in Floating Rate Notes: Floating rate notes attempt to protect investors against a rise in interest rates, but also carry lower yields than fixed rate notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR). Because rates on floating rate notes reset or adjust only periodically, changes in prevailing interest rates (particularly sudden or significant changes) can cause fluctuations in the value of floating rate notes.

Risks Related to Investing in Precious Metals: Risks related to investing in gold and other precious metals include production risks caused by geologic and environmental factors. Furthermore, investments related to precious metals may fluctuate in value sharply over short periods of time and are considered speculative and are affected by a variety of worldwide economic, financial, and political factors.

Concentration Risk: To the extent the WSTE Index is concentrated in a particular sector, the Equity Fund will generally also be concentrated in that sector. A fund that concentrates in a particular industry sector could experience greater volatility than funds investing in a broader range of industry sectors.

Risks Related to Frequent Trading and Portfolio Turnover: As a result of its trading strategies, the Equity Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Equity Fund expenses. High rates of portfolio turnover may lower the performance of the Equity Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Equity Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates. Under normal circumstances the anticipated portfolio turnover for the Equity Fund is expected to be greater than 100%.

Non-diversified Fund Risk: The Equity Fund is a non-diversified fund. A non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions.

New Fund Risk: The Equity Fund was formed in 2013 and has limited operating history. Accordingly, investors in the Equity Fund bear the risk that the Fund may not be successful in implementing its investment strategy.

PRIOR PERFORMANCE OF SEPARATE ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Mr. Wilbanks, Mr. Scheffel and Mr. McNally (the “co-portfolio managers”) are responsible for managing separate accounts that each invest in separate and distinct strategies for clients of the Advisor. Some of these separate accounts are solely invested in the “WST U.S. Equity Strategy” that is substantially identical to the “U.S.

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Equity Strategy” used by the co-portfolio managers to invest Equity Fund assets. The co-portfolio managers have full discretionary authority over the selection of investments for the separate accounts using the WST U.S. Equity Strategy (referred to herein as the “WST Accounts”), and use substantially the same goals and style of investment management in managing the Equity Fund. The co-portfolio managers have been primarily responsible for the management of the WST Accounts throughout the entire period presented below. The Equity Fund has substantially the same investment objectives, policies and strategies as the WST Accounts.

The performance information shown below is a summary of the performance of all the WST Accounts and is provided to show the past performance of those accounts as measured against the specified benchmark index. The performance of the WST Accounts does not represent the historical performance of the Equity Fund, and should not be considered indicative of future performance of the WST Accounts or the Fund. Future results will differ from past results because of differences in future behavior of the various investment markets, account expenses, the timing of purchases and sales and availably of cash for new investments, among other things. In addition, the WST Accounts are not subject to certain investment limitations and other restrictions imposed by the 1940 Act or Subchapter M of the Internal Revenue Code, which, if applicable, might have adversely affected the performance of the WST Accounts during the periods shown. Performance of the Equity Fund during future periods will definitely vary.

The Advisor has provided the information shown below and calculated the performance information as to the WST Accounts. The WST Accounts’ returns shown include realized and unrealized gains plus income, including accrued income. These returns are presented net of all actual fees and expenses, including advisory fees of approximately 1%, which fees and expenses are lower than the Equity Fund’s fees and expenses. Results include the reinvestment of dividends and capital gains. Returns from cash and cash equivalents in the WST Accounts are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The method used to calculate the WST Accounts’ performance differs from the SEC’s standardized method of calculating performance because the WST Accounts did not employ daily valuation, and may produce different results. The data below shows how the performance for the WST Accounts varied over certain time periods. Changes in performance from month to month and other time periods provide some indication of risk. The WST Accounts’ past performance is not necessarily an indication of how the Equity Fund will perform in the future. The WST Accounts’ performance would be lower if it was calculated using the Equity Fund’s fees and expenses.

Average Annual Total Returns
For periods ended August 31, 2015

	1 Year	Since Inception (1-1-2013)
WST Accounts[1]	2.27%	12.21%
S&P 500[2] Index	0.48%	15.30%

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Monthly Performance

WST Accounts[1]
Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec	YTD
2015	-0.12%	0.47%	0.62%	-1.50%	2.86%	-0.90%	2.08%	-5.81%					-2.52%
2014	-3.64%	5.02%	-0.07%	-1.27%	1.25%	3.13%	-3.96%	3.59%	-1.77%	3.97%	3.16%	-0.42%	8.82%
2013	4.56%	0.91%	4.57%	2.47%	1.45%	-1.10%	4.35%	-3.73%	3.63%	3.31%	2.76%	2.25%	28.18%

S&P 500[2] Index
Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec	YTD
2015	-3.00%	5.75%	-1.58%	0.96%	1.29%	-1.94%	2.10%	-6.03%					-2.88%
2014	-3.46%	4.57%	0.84%	0.74%	2.35%	2.07%	-1.38%	4.00%	-1.40%	2.44%	2.69%	-0.25%	13.69%
2013	5.18%	1.36%	3.75%	1.93%	2.34%	-1.34%	5.09%	-2.90%	3.14%	4.60%	3.05%	2.53%	32.39%

[1]	As of August 31, 2015 , the WST Accounts totaled approximately $200,491,710 .

[2]

The S&P 500 Index measures the performance of large cap U.S. equities. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

INVESTMENT OBJECTIVES OF THE BOND FUND

The investment objective of the Bond Fund is to seek total return from income and capital appreciation. The Bond Fund’s investment objective may be changed by the Trust’s Board without shareholder approval upon at least 60 days’ prior written notice to the shareholders

PRINCIPAL INVESTMENT STRATEGIES OF THE BOND FUND

To achieve its investment objective, the Bond Fund will generally invest in a combination of (i) High-Yield Securities and (ii) Investment Grade Securities. Debt securities are also known as fixed income securities. The Bond Fund defines High-Yield Securities as those rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch and defines Investment Grade Securities as those rated Baa or better by Moody’s or BBB or better by S&P or Fitch or, if the securities are unrated, as determined by the Advisor to be of similar credit quality. Although the Bond Fund may invest directly in debt securities, it will primarily invest in such securities indirectly through ETFs, open end and closed end mutual funds, and/or baskets of securities (i.e. pre-selected groups of securities that are related by index or sector and made available through certain brokers at a discounted brokerage rate) that each invest primarily in debt securities.

The Advisor allocates assets between High-Yield Securities and Investment Grade Securities using a proprietary quantitative model, its WST Asset Manager U.S. Bond Strategy. This strategy employs a combination of short-, intermediate- and long-term trend-following techniques to identify periods of favorable or unfavorable market conditions for High-Yield Securities. In allocating portfolio investments between High-Yield Securities and Investment Grade Securities, the Advisor may consider multiple factors, including those related to credit, duration, Federal Reserve policy and the

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Advisor’s expectations for the future course of interest rates and the then-prevailing price and yield levels in the debt market. The Advisor selects securities for potential for their interest income, capital appreciation, or both.

The Bond Fund invests without restriction as to issuer credit quality, capitalization or security maturity; however, other than periods when the Bond Fund is invested solely in cash, at least 10% of the Fund’s assets will generally be invested in Investment Grade Securities at all times.

Under normal circumstances, at least 80% of the Bond Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested directly or indirectly in U.S. bonds. Bond Fund shareholders will be provided with at least 60 days’ prior notice of any change in the foregoing policy. U.S. bonds include, but are not limited to, debt securities of U.S. companies and ETFs, open end and closed end mutual funds, and baskets of securities that invest primarily in debt securities of U.S. companies or U.S. government securities. The Bond Fund considers a U.S. company to be one that: (i) is organized under the laws of, or has its principal offices in the United States; (ii) has its principal securities trading market in the United States; (iii) alone or on a consolidated basis derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in the United States; and/or (iv) issues securities denominated in U.S. dollars.

The Bond Fund’s investment allocations, determined by the WST Asset Manager U.S. Bond Strategy, may change frequently and as a result, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during the year. A higher portfolio turnover rate indicates a greater number of changes. Under normal circumstances, the anticipated portfolio turnover rate for the Bond Fund is expected to be significantly greater than 100%.

The Bond Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Bond Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.

The Bond Fund will generally sell securities when they no longer fit the desired allocation under the WST Asset Manager U.S. Bond Strategy or when the Advisor believes more attractive investment opportunities exist.

PRINCIPAL RISKS OF INVESTING IN THE BOND FUND

An investment in the Bond Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There can be no assurance that the Bond Fund will be successful in meeting its investment objective. The Bond Fund is not intended to be a complete investment program. Generally, the Bond Fund will be subject to the following principal risks:

Market Risk: Market risk refers to the risk that the value of securities in the Bond Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions, and general bond market conditions.

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Investment Model Risk: The share price of the Bond Fund changes daily based on the performance of the securities in which it invests, the selection of which are determined primarily by the Debt Investment Model. The ability of the Bond Fund to meet its investment objective is directly related to the ability of the Debt Investment Model to accurately measure market risk or volatility and appropriately react to current and developing market trends. There can be no assurance that the use of the Debt Investment Model will enable the Bond Fund to achieve positive returns or outperform the market. If the Debt Investment Model and Advisor fail to accurately evaluate market risk or appropriately react to current and developing market conditions, the Bond Fund’s share price may be adversely affected.

Income Risk: A primary source of income for the Bond Fund will be derived from the receipt of interest payments from debt securities. An economic downturn or an increase in interest rates may have a negative or adverse effect on an issuer’s ability to timely make payments of principal and interest. If the issuer fails to make timely interest and/or principal payments, then the Bond Fund’s current income will be adversely affected and reduced.

Interest Rate Risk: The value of the Bond Fund’s debt securities will generally vary inversely with the direction of the prevailing interest rates. A rise in interest rates will normally cause the value of debt securities to decrease. Consequently, changes in interest rates may have a significant effect on the Bond Fund, especially if the Fund is holding a significant portion of its assets in debt securities that are particularly sensitive to interest rate fluctuations, such as debt securities with long-term maturities, zero coupon bonds, and debentures. The Bond Fund may be subject to greater risk of rising interest rates due to the current period of historically low interest rates.

Credit Risk: Credit risk is the risk that the issuer of a debt security (including corporate, government and mortgage-backed securities) will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer fails to pay interest, the Bond Fund’s income will be reduced. If the issuer fails to repay principal, the value of that debt security and of the Bond Fund’s shares may be reduced. To the extent of the Bond Fund invests in lower rated debt securities (such High Yield Securities), the Fund will be subject to a higher level of credit risk than a fund that invests only in the highest rated debt securities.

Corporate Debt Securities Risk: The Bond Fund’s debt securities investments may include corporate debt securities. Corporate debt obligations purchased by the Bond Fund may be any credit quality, maturity or yield. Accordingly, the Bond Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch or, if not rated, of equivalent quality in the Advisor’s opinion). In addition, the Bond Fund’s debt securities may include lower-rated debt securities including, without limitation, high-yield and/or junk bonds rated below Baa by Moody’s or BBB by S&P or Fitch (see “Junk Bonds or Lower-rated Securities Risk” below). The Bond Fund’s fixed income securities investments are subject to risks of non-payment of interest and principal, the risk that bond demand in the marketplace

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will decrease periodically, and the risk that ratings of the various credit services (and the Advisor’s independent assessments of the securities creditworthiness) are or may become inaccurate.

U.S. Government Securities Risk: Securities issued by the U.S. government or its agencies are subject to risks related to the creditworthiness of the U.S. government. In addition, such securities may be not be backed by the “full faith and credit” of the U.S. government, but rather by a right to borrow from the U.S. government or the creditworthiness of the issuer itself. The value of any such securities may fluctuate with changes in credit ratings and market perceptions of the U.S. government and the issuers of the securities, as well as interest rates and other risks applicable to fixed income securities generally.

Junk Bonds or Lower-Rated Securities Risk: Debt securities rated below Baa by Moody’s and BBB by S&P or Fitch are generally considered speculative in nature and are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher-rated debt securities. Lower-rated debt securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These debt securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated debt securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Bond Fund’s net asset value. These risks can reduce the value of the Bond Fund’s shares and the income it earns.

Maturity Risk: Maturity risk is another factor that can affect the value of the Bond Fund’s debt security holdings. In general, but not in all cases, the longer the maturity of a debt security, the higher its yield and the greater its price sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The Bond Fund will be subject to greater maturity risk to extent it is invested in debt securities with longer maturities.

Prepayment Risk: Issuers of debt securities in which the Bond Fund may invest may be able to prepay principal due on these securities. Declining interest rates may encourage issuers to pay off their debt obligations sooner than expected. This can reduce the effective maturity of the debt security and lower returns to the Bond Fund especially if the Fund reinvests its assets at a lower prevailing interest rate.

Risks Related to ETF and Closed End Fund NAV and Market Price: The market value of the shares of an ETF or closed end fund may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF or closed end fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities held by the ETF or closed end fund. Accordingly, there may be times when an ETF or closed end fund trades at a premium (creating the risk that the Bond Fund pays more than NAV for the ETF or fund when making a purchase) or discount (creating the risks that the Bond Fund’s NAV is reduced for undervalued ETFs or closed end funds it holds, and that the Fund receives less than NAV when selling an ETF or closed end fund).

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Regional and Sector Risk: Regional and sector risk is the risk that if the Bond Fund invests heavily in securities within the same state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so focused. To the extent the Bond Fund invests heavily in securities in any such area that experiences an adverse development, the value of the Fund’s portfolio may be negatively affected.

Risks Related to “Fund of Funds” Structure: Investments in ETFs and open end and closed end mutual funds subject the Bond Fund to paying its proportionate share of fees and expenses from those investments. In addition, under the 1940 Act, the Bond Fund is subject to restrictions that may limit the amount of any particular ETF or other registered investment company that the Fund may own.

Since the Bond Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Bond Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Under the 1940 Act, the Bond Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Bond Fund from allocating its investments in the manner the Advisor considers optimal, or cause the Advisor to select an investment other than that which the Advisor considers optimal.

Risks Related to Frequent Trading and Portfolio Turnover: As a result of its trading strategies, the Bond Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Bond Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Bond Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates. As a result of its trading strategies, the Bond Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Under normal circumstances, the anticipated portfolio turnover rate for the Bond Fund is expected to be greater than 100%.

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Non-diversified Fund Risk: The Bond Fund is a non-diversified fund. A non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions.

New Fund Risk: The Bond Fund was formed in 2014 and has limited operating history. Accordingly, investors in the Bond Fund bear the risk that the Fund may not be successful in implementing its investment strategy.

PRIOR PERFORMANCE OF SEPARATE ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Mr. Wilbanks, Mr. Scheffel and Mr. McNally are jointly responsible for managing separate accounts that each invest in separate and distinct strategies for clients of the Advisor. Some of these separate accounts are solely invested in the “WST Asset Manager - U.S. Bond Strategy” (“WST Asset Manager - U.S. Bond Accounts”). Mr. Wilbanks, Mr. Scheffel and Mr. McNally have full discretionary authority over the selection of investments for those WST Asset Manager - U.S. Bond Accounts, and use substantially the same goals and style of investment management in managing the Bond Fund. The Bond Fund has substantially the same investment objectives, policies and strategies as the WST Asset Manager - U.S. Bond Accounts. The information for the WST Asset Manager - U.S. Bond Accounts is provided to show the past performance of those accounts as measured against certain specified benchmarks. The performance of the WST Asset Manager - U.S. Bond Accounts does not represent the historical performance of the Bond Fund, and should not be considered indicative of future performance of the WST Asset Manager - U.S. Bond Accounts or the Fund. Future results will differ from past results because of differences in future behavior of the various investment markets, account expenses and the timing of purchases and sales, among other things. In addition, the WST Asset Manager - U.S. Bond Accounts are not subject to certain investment limitations and other restrictions imposed by the 1940 Act or Subchapter M of the Internal Revenue Code, which, if applicable, might have adversely affected the performance of the WST Asset Manager - U.S. Bond Accounts during the periods shown.

Performance of the Bond Fund during future periods will definitely vary. Some months and some quarters will result in negative performance; indeed, some future years may have negative performance. The Adviser has provided the information shown below and calculated the performance information as to the WST Asset Manager - U.S. Bond Accounts. The WST Asset Manager - U.S. Bond Accounts’ returns shown include realized and unrealized gains plus income, including accrued income. These returns are presented net of all actual fees and expenses, assuming an advisory fee of 2.00%, which fees and expenses are lower than the Bond Fund’s fees and expenses. Results include the reinvestment of dividends and capital gains. Returns from cash and cash equivalents in the WST Asset Manager - U.S. Bond Accounts are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The method used to calculate the WST Asset Manager - U.S. Bond Accounts’ performance differs from the SEC’s standardized method of calculating performance because the WST Asset Manager - U.S. Bond Accounts did not

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employ daily valuation, and may produce different results. The data below shows how the performance for the WST Asset Manager - U.S. Bond Accounts varied over certain time periods. Changes in performance from month to month and other time periods provide some indication of risk. The WST Asset Manager - U.S. Bond Accounts’ past performance is not necessarily an indication of how the Bond Fund will perform in the future. The WST Asset Manager - U.S. Bond Accounts’ performance would be lower if it was calculated using the Bond Fund’s fees and expenses.

Average Annual Total Returns
For periods ended August 31, 20151

	1 Year	3 Years	5 Years	Since Inception[2]
WST Asset Manager - U.S. Bond Accounts[3]	-3.30%	2.60%	4.40%	8.15%
Barclay’s U.S. Corporate High Yield Bond Index[4]	-2.93%	4.91%	7.34%	-0.85%
Barclay’s U.S. Aggregate Index[5]	1.56%	1.53%	2.98%	4.86%
Morningstar Multisector Bond Category[6]	-2.08%	2.86%	4.46%	4.96%

[1]

The returns shown reflect changes in share prices and reinvestment of dividends and distributions and are net of all fees and expenses; they do not reflect the deduction of taxes a shareholder would pay on fund distributions, if any, or the redemption of account shares.

[2]

Mr. Wilbanks and Mr. McNally began managing the WST Asset Manager - U.S. Bond Accounts using the WST U.S. Bond Strategy on April 6, 2006 and Mr. Scheffel began managing the WST Asset Manager - U.S. Bond Accounts using the WST U.S. Bond Strategy on September 18, 2009.

[3]

As of August 31, 2015, the WST Asset Manager - U.S. Bond Accounts totaled approximately $31,936,504. The performance of the WST Asset Manager - U.S. Bond Accounts, which is unaudited, has been computed by the Advisor. Beginning on January 1, 2011, the WST Asset Manager – U.S. Bond Accounts began utilizing ETFs. Prior to January 1, 2011, the WST Asset Manager – U.S. Bond Accounts used open end mutual funds that traded in high yield bonds substantially similar to the high yield bonds in which the ETFs now trade. All active taxable and non-taxable fully discretionary accounts are included in the performance calculation. Eligible accounts are included in the performance calculation in the month following the month of account inception. Closed accounts are included through the completion of the last full month. Results portrayed reflect the reinvestment of dividends, capital gains and other earnings when appropriate.

[4]

The Barclay’s U.S. Corporate High Yield Bond Index is a broad based unmanaged bond index that is generally considered to be representative of the performance of fixed-rate, non-investment-grade debt. The index return assumes reinvestment of interest. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower. You cannot invest directly in an index and the performance of an index does not represent the performance of any specific investment.

[5]

The Barclay’s U.S. Aggregate Index is a broad based unmanaged bond index that is generally considered to be representative of the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index return assumes reinvestment of interest. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower. You cannot invest directly in an index and the performance of an index does not represent the performance of any specific investment.

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[6]

The Morningstar Multisector Bond category measures the average performance, as published by Morningstar, of mutual funds that Morningstar categorizes in its Multisector Bond category. The Morningstar Multisector Bond category includes funds with 80% or more of their assets invested in bonds that seek income by diversifying their assets among several fixed-income sectors, usually U.S. government obligations, foreign bonds, and high-yield domestic debt securities.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

Equity Fund

In cases where legal limits prevent the Equity Fund from buying a particular ETF, the Fund may instead invest in other ETFs or other pooled investments. The Equity Fund may also invest in other pooled investments when the Advisor believes they represent more attractive opportunities than similar ETFs. In addition, the Equity Fund may invest in all types of cash positions (“Cash Positions”), such as money market instruments, U.S. Government obligations, commercial paper, repurchase agreements and other cash or cash equivalent positions.

Bond Fund

In addition to investing in High-Yield Securities and Investment Grade Securities, the Bond Fund may invest in other types of securities, including foreign fixed income securities, mortgage-backed securities and other fixed income related securities. In cases where legal limits prevent the Bond Fund from buying a particular ETF, the Fund may instead invest in other ETFs or other pooled investments. The Bond Fund may also invest in other pooled investments when the Advisor believes they represent more attractive opportunities than similar ETFs. In addition, the Bond Fund may invest in all types of Cash Positions, such as money market instruments, U.S. Government obligations, commercial paper, repurchase agreements and other cash or cash equivalent positions.

Related Risks

Temporary Defensive Positions. A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, the Equity Fund may hold up to 100% of its portfolio in Fixed Income and Gold Investments, or solely in Fixed Income Investments or Cash Positions. Similarly in such circumstances, the Bond Fund may also hold up to 100% of its portfolio in cash and cash equivalent positions. When a Fund takes a temporary defensive position, it may not be able to achieve its investment objective.

Additional Information. To the extent the Funds make investments regulated by the Commodities Futures Trading Commission (the “CFTC”), the Funds intend to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity

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pool operator under the CEA. If a Fund is unable to comply with the requirements of Rule 4.5, it may be required to modify its investment strategies or be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.

Whether the Funds are an appropriate investment for an investor will depend largely upon his or her financial resources and individual investment goals and objectives. The Funds may not be appropriate for investors who engage in short-term trading and/or other speculative strategies and styles.

Portfolio Holdings and Disclosure Policy. A description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available on the Funds’ website (www.wstamfunds.com) and in the Funds’ SAI.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

The Funds’ investment advisor is Wilbanks, Smith & Thomas Asset Management, LLC, 150 W. Main, Suite 1700, Norfolk, VA 23510. The Advisor serves in that capacity pursuant to an investment advisory agreement with the Trust on behalf of each Fund. Subject to the authority of the Board, the Advisor provides guidance and policy direction in connection with its daily management of the Funds’ assets. The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies approved by the Board.

The Advisor, organized as a Virginia limited liability company in 1990, is controlled by Wayne Wilbanks. In addition to the Funds, the Advisor serves clients including individuals, corporations, non-taxable entities, another mutual fund and other business and private accounts.

Portfolio Management Team. The Funds are managed by a portfolio management team consisting of Wayne F. Wilbanks, CFA, Roger H. Scheffel Jr. and Tom McNally, CMT, CFA. Each member of the portfolio management team is jointly and primarily responsible for the day-to-day management of each Fund. Messrs. Wilbanks, Scheffel and McNally have been members of the portfolio management team of the Advisor's WST U.S. Equity strategy since January 1, 2013. Messrs. Wilbanks and McNally have been members of the portfolio management team of the Advisor's U.S. Bond strategy since April 6, 2006 and Mr. Scheffel has been a member of the portfolio management team of the Advisor's WST U.S. Bond strategy since September 18, 2009.

Wayne F. Wilbanks, CFA, has served as Managing Principal and Chief Investment Officer of the Advisor and has chaired its Investment Committee since 1990. Prior to founding the Advisor, he co-founded a regional investment advisory firm where he served as Senior Portfolio Manager and Director of Research. He has over 30 years of investment experience and training in both equity and fixed income disciplines.

Roger H. Scheffel Jr. has served as a Portfolio Manager for the Advisor since 2009 and is a member of that firm’s Investment Committee. Since 2009, Mr. Scheffel has also served as the co-portfolio manager for the Advisor’s WST Asset Manager Strategies.

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Before joining the Advisor, Mr. Scheffel worked with UBS. Prior to entering the financial services industry, Mr. Scheffel was a Senior Manager in Ernst & Young’s Private Client Services group.

Tom McNally, CMT, CFA has served as a Senior Trader of the Advisor since 2006. Since 2009, Mr. McNally has also served as the co-portfolio manager for the Advisor’s WST Asset Manager Strategies. Mr. McNally is a member of the Advisor’s Investment Committee and oversees trading operations. Previously, Mr. McNally was a Portfolio Manager and Senior Analyst at a regional investment advisory firm.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds is available in the SAI.

Advisor Compensation. As full compensation for the investment advisory services provided to the Equity Fund, the Advisor receives monthly compensation from the Fund at the annual rate of 0.75% of its average daily net assets. The Advisor waived its entire investment advisory fee with respect to the Equity Fund for the fiscal year ended August 31, 2015 .

As full compensation for the investment advisory services provided to the Bond Fund, the Advisor receives monthly compensation from the Fund at the annual rate of 0.60% of its average daily net assets.

Expense Limitation Agreement. The Advisor has entered into an Expense Limitation Agreement with each Fund under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the annual operating expenses of the Fund (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) to not more than 1.25% of the average daily net assets allocable to each Class of the Equity Fund and to not more than 1.15% of the average daily net assets allocable to each Class of the Bond Fund, each until January 1, 2018. It is expected that the Expense Limitation Agreements will continue from year-to-year thereafter provided such continuance is approved by the Board. The Expense Limitation Agreements may also be terminated by the Advisor and the Board at the end of the then current term upon not less than 90 days’ notice to the other party as set forth in each Expense Limitation Agreement.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreements for the Funds including the Board’s conclusions with respect thereto, will be available in the Funds’ Semiannual Report to shareholders for the fiscal period ended February 29, 2016 . You may obtain a copy of the Funds’ Semiannual Report, without charge, upon request to the Funds.

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BOARD OF TRUSTEES

Each Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on June 27, 2013. The Board supervises the operations of the Funds according to applicable state and federal law and is responsible for the overall management of the Funds’ business affairs.

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC (“Ultimus”, the “Administrator” or the “Transfer Agent”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent and fund accounting agent. Management and administrative services provided to the Funds by Ultimus include: (i) providing office space, equipment and officers and clerical personnel, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”) is the principal underwriter of the Funds’ shares and serves as the exclusive agent for the distribution of the Funds’ shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers and other marketing and distribution outlets.

EXPENSES OF THE FUNDS

In addition to fees payable under the Funds’ Rule 12b-1 Distribution Plans and the investment advisory fees, the Funds pay all expenses not assumed by the Advisor, including, without limitation: (i) the fees and expenses of the independent registered public accounting firm and legal counsel; (ii) the costs of printing and mailing to shareholders annual and semiannual reports, proxy statements, prospectuses, SAIs and supplements thereto; (iii) fees of the Funds’ administrator and transfer agent; (iv) bank transaction charges and custodian fees; (v) proxy solicitors’ fees and expenses; (vi) registration and filing fees; (vii) federal, state or local income or other taxes; (viii) interest; (ix) membership fees of the Investment Company Institute and similar organizations; (x) fidelity bond and liability insurance premiums; and (xi) any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

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INVESTING IN THE FUNDS

MINIMUM INVESTMENT

Investor Shares. The minimum initial investment for Investor Shares of each Fund is $1,000 and the minimum additional investment is $250 (or $100 for those participating in an automatic investment plan). The Funds may, at the Advisor’s sole discretion, accept accounts with less than the minimum investment.

Institutional Shares. The minimum initial investment for Institutional Shares of each Fund is $100,000 and the minimum additional investment is $1,000 (or $100 for those participating in an automatic investment plan). The minimum initial investment requirement may be waived or reduced for clients of the Advisor and certain broker-dealers or other financial intermediaries that have entered into appropriate arrangements with the Funds, or otherwise by the Advisor in its sole discretion.

CHOOSING A SHARE CLASS

Through this Prospectus, each Fund is offering two classes of shares: Investor Shares and Institutional Shares (each a “Class” and collectively the “Classes”). Shares of both classes of the Funds are available for purchase at NAV without an initial sales charge. This means that 100% of your initial investment is applied to the purchase of shares. The two Classes of a Fund , which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales charges and the expenses to which they are subject. The decision as to which Class of shares (Investor or Institutional) is more beneficial to you depends on the amount of your investment and how you are purchasing shares of a Fund. This section describes the eligibility requirements and costs associated with investing in the two Classes.

INVESTOR SHARES

Investor Shares may be purchased directly through the Funds, by any account managed by the Advisor or by any broker-dealer or other financial intermediary authorized to sell shares of the Funds, including some organizations that may charge the Funds and/or the Advisor an asset based fee for services provided to such investors. The minimum initial investment for Investor Shares of each Fund is $1,000 and Investor Shares are subject to an annual 12b-1 fee of up to 0.25% per annum of a Fund’s average daily net assets allocable to Investor Shares.

INSTITUTIONAL SHARES

Institutional Shares may be purchased directly through the Funds, by any account managed by the Advisor or by any broker-dealer or other financial intermediary authorized to sell shares of the Funds. The minimum initial investment for Institutional Shares of each Fund is generally $100,000, which minimum may be waived for clients of the Advisor and certain broker-dealers or other financial intermediaries that have entered into appropriate arrangements with the Funds. Institutional Shares are not subject to a 12b-1 fee.

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DISTRIBUTION OF SHARES

Each Fund has adopted a Distribution Plan (the “Plan”) for its Investor Shares in accordance with Rule 12b-1 under the 1940 Act that allows it to pay for certain expenses related to the distribution of its shares (“12b-1 fees”), including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Funds and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of Fund shares.

The annual limitation for payment of expenses pursuant to the Plan is 0.25% per annum of each Fund’s average daily net assets allocable to Investor Shares.

In the event the Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Under the terms of the Plan and the Distribution Agreement with the Distributor, the Funds are authorized to make payments to the Distributor which may be retained by the Distributor or may be used to pay or reimburse entities providing distribution and shareholder support services with respect to the Funds’ Investor Shares. The Distributor may make additional payments to dealers and other persons. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

PRICING OF SHARES

The price at which you purchase or redeem shares is based on the next calculation of a Fund’s NAV after an order is received in proper form by the Fund. See “Purchasing Shares” and “Redeeming Shares” for instructions regarding the “proper form” for purchase and redemption orders, respectively. The NAV of each Class of shares of the Funds is calculated by dividing the value of the Fund’s total assets attributable to that Class, less liabilities (including Fund expenses, which are accrued daily) attributable to that Class, by the total number of outstanding shares of the Class. The NAV of each Fund’s class of shares is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

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The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of a Fund’s assets, portfolio securities are generally valued at market value using quotations from the primary market in which they are traded. The Funds normally use third party pricing services to obtain market quotations. Securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to a Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Funds’ administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Funds’ policies regarding fair value pricing are intended to result in a calculation of each Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Funds’ normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security were priced using the Funds’ normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Funds’ normal pricing procedures. The Trustees monitor and evaluate the Funds’ use of fair value pricing, and periodically review the results of any fair valuation under the Funds’ policies.

To the extent the assets of a Fund are invested in other open-end investment companies that are registered under the 1940 Act and are not traded on a market, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

PURCHASING SHARES

Investor Shares of each Fund may be purchased directly through the Funds or through any broker-dealer authorized to sell shares of the Funds. Institutional Shares of each Fund may be purchased directly through the Funds, by any account managed by the Advisor or by any broker-dealer or other financial intermediary authorized to sell shares of the Funds.

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Opening An Account

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to the applicable Fund; reference Investor Shares or Institutional Shares to ensure proper crediting to your account.

●	Mail the application and the check to the Transfer Agent at the following address:

WST Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by a Fund or the Transfer Agent in the transaction. The Funds do not accept third party checks, checks drawn on non-U.S. financial institutions, cash, drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks or post-dated checks.

By sending your check to the Funds, please be aware that you are authorizing the Funds to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Funds receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Funds cannot post the transaction electronically, you authorize the Funds to present an image copy of your check for payment.

By Wire Transfer. To open a new account by wire transfer of federal funds, call the Transfer Agent at 1-866-515-4626. A representative will assist you in obtaining an account application, which must be completed, signed and delivered by telecopy or mail to the Transfer Agent before payment by wire may be made.

The Funds require advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Funds. An order is considered received when the Funds receive payment by wire in proper form, provided that the completed and signed account application has been accepted by the Transfer Agent and determined to be in proper form. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds.

36

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Funds. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Additional Investments. Once an account is open, additional purchases of Investor Shares may be made at any time in minimum amounts of $250 and additional purchases of Institutional Shares may be made at any time in minimum amounts of $1,000, except for accounts participating in an automatic investment plan, which must be in amounts of at least $100. Additional purchases may be made:

●

By sending a check, made payable to the applicable Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by a Fund as a result of any check returned for insufficient funds;

●	By wire transfer of federal funds, as described above under “Opening an Account – By Wire Transfer.” Shareholders should call the Transfer Agent at 1-866-515-4626 before wiring funds; or

●	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans. You may make automatic monthly or quarterly investments in the Funds from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the automatic investment plan and investments are made on or about the 15th and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Funds. Please call 1-866-515-4626 for more information about the automatic investment plan and direct deposit plans.

Important Information about Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name

37

appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Funds will not be responsible for any loss incurred due to the Funds’ inability to verify your identity.

Additional Information. The Funds reserve the right to reject any purchase request and suspend the offering of their shares at any time. The Funds mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

EXCHANGING SHARES

Shares of each Fund may be exchanged at NAV for shares of the same class of shares of the other Fund. You must meet the minimum investment requirements for the series of the WST Investment Trust (“WSTAM Fund”) into which you are exchanging. The exchange of shares of one WSTAM Fund for shares of another WSTAM Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

An exchange will be effected at the NAV next determined after receipt of the exchange request in proper form by the Transfer Agent . Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-866-515-4626. Please provide the following information:

●	Your name and telephone number;

●	The exact name of your account and your account number;

●	Taxpayer identification number (usually your Social Security number);

38

●	Dollar value or number of shares to be exchanged;

●	The name of the WSTAM Fund from which the exchange is to be made; and

●	The name of the WSTAM Fund into which the exchange is being made.

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

REDEEMING SHARES

Shares of each Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to the applicable Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as your name appears on the Funds’ account records.

Signature Guarantees. If the shares to be redeemed have a value greater than $50,000, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, or if the payment of the proceeds of a redemption of any amount is to be sent to a person, address or bank account not on record with the Funds, or if you are adding or changing Automated Clearing House (“ACH”) or wire instructions, telephone redemption options or any other election in connection with your account, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion signature guarantee program will not be accepted. A notary public cannot provide a signature guarantee. Members of the STAMP Medallion signature guarantee program are subject to dollar limitations which must be considered when requesting their guarantee. The Funds may reject any signature guaranteed transaction if they believe the transaction would otherwise be improper. The Funds and the Transfer Agent reserve the right to require

39

signature guarantees on all redemptions. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

Telephone Redemptions. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-866-515-4626.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Funds. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an ACH transaction, and proceeds of $5,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Funds’ custodian for outgoing wires. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. In addition, orders will be deemed to have been received by the Funds when the authorized broker, or broker-authorized designee, receives the redemption order. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment. The Funds normally make payment for all shares redeemed within 7 days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as provided by the rules of the SEC, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. A requested wire of redemption proceeds normally will be sent on the business day

40

following a redemption. However, when shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days.

Systematic Withdrawal Plan. A shareholder who owns Fund shares valued at more than $5,000 at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly payment in a stated amount (not less than $100). Each month or quarter, as specified, shares in your account will automatically be redeemed to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in Fund shares or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-866-515-4626 for additional information.

Redemptions In Kind. The Funds intend under normal circumstances to redeem shares by payment in cash. However, the Funds reserve the right to make redemptions in kind (a payment in portfolio securities rather than cash). Generally, redemption in kind is used when a large redemption request may cause harm to a Fund and its shareholders. In such a case, the Fund may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions will be valued at the same value assigned to them in computing the Fund’s NAV. When you convert these securities to cash, you will pay brokerage charges. An irrevocable election has been filed pursuant to Rule 18f-1 under the 1940 Act, wherein the Funds must pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net assets at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Minimum Account Balance. Due to the high cost of maintaining shareholder accounts, the Funds may involuntarily redeem shares in an account and pay the proceeds to the shareholder if the shareholder’s account balance falls below the minimum initial investment required for your type of account due to shareholder redemptions (see “Investing in the Funds – Minimum Investment” above). This does not apply, however, if the balance falls below the minimum solely because of a decline in a Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

FREQUENT TRADING POLICIES

Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Fund’s shares. The Funds do not accommodate frequent purchases or redemptions of Fund shares.

The Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, monitor shareholder trading activity to ensure compliance with the Funds’ policies. The Funds

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prepare reports illustrating purchase and redemption activity to detect market timing activity. When monitoring shareholder purchases and redemptions, the Funds do not apply a quantitative definition to frequent trading. Instead the Funds use a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Funds may also modify any terms or conditions of purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Funds’ policies and procedures to prevent market timing are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds.

When financial intermediaries establish omnibus accounts in the Funds for their clients, the Funds may not be able to monitor the individual clients’ trading activity. The Funds review trading activity at the omnibus account level, and look for activity that may indicate potential Frequent Trading or market timing. If the Funds detect suspicious trading activity, the Funds will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest with the Funds through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Funds have taken steps to discourage Frequent Trading of their shares, they cannot guarantee that such trading will not occur.

BENCHMARK DESCRIPTIONS

The Funds compare their performance to standardized indices or other measures of investment performance. In particular, the Equity Fund has chosen as its benchmark the S&P 500 Total Return Index. The S&P 500 Total Return Index is generally considered to be representative of the performance of common stocks in the United States securities markets.

The Bond Fund has chosen as its benchmark the Barclay’s U.S. Corporate High Yield Bond Index. The Bond Fund previously compared its performance to the Barclay’s U.S. Aggregate Bond Index. The Barclays U.S. Corporate High Yield Bond Index is a broad based unmanaged index that is generally considered to be representative of the performance of fixed-rate, non-investment-grade debt. Because the Bond Fund has a tactical high yield strategy, the Barclay’s U.S. Corporate High Yield Bond Index is believed to be a more appropriate broad-based securities market index against which to compare the Fund’s performance than the Barclays U.S. Aggregate Bond Index, which represents a broader range of fixed-income securities and is not as representative of the Fund’s portfolio.

Index returns assume reinvestment of interest. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.

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DISTRIBUTIONS

Each Fund expects to distribute substantially all of its net investment income and its net realized capital gains at least annually to its shareholders. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional Fund shares.

FEDERAL TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Funds.

Shareholders may elect to receive dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although a Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid in cash or reinvested in additional Fund shares.

Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Distributions resulting from the sale of foreign currencies and foreign securities, to the extent of foreign exchange gains, are generally taxed as ordinary income or loss. If a Fund pays non-refundable taxes to foreign governments during the year, these taxes will reduce the Fund’s net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the Fund.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax (presently at the rate of 28%) for all distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

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The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, the shareholder must contact the Funds at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to cost basis reporting legislation.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Annual Report to shareholders, which may be obtained at no charge by calling the Funds.

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WST ASSET MANAGER - U.S. EQUITY FUND

Institutional Shares

Per Share Data for a Share Outstanding Throughout each Period

	Year Ended August 31, 2015	Period Ended August 31, 2014(a)
Net asset value at beginning of period	$10.68	$10.00

Income from investment operations:
Net investment income (b)	0.01	0.01
Net realized and unrealized gains on investments	0.26	0.69
Total from investment operations	0.27	0.70

Less distributions:
From net investment income	(0.03)	(0.02)
From net realized gains	(0.07)	—
Total distributions	(0.10)	(0.02)

Net asset value at end of period	$10.85	$10.68

Total return (c)	2.51%	6.97	%(d)

Net assets at end of period	$16,968,909	$11,033,685

Ratios/supplementary data:
Ratio of total expenses to average net assets (e)	1.84%	2.85	%(f)
Ratio of net expenses to average net assets (e) (g)	1.25%	1.25	%(f)
Ratio of net investment income to average net assets (b) (g)	0.04%	0.03	%(f)
Portfolio turnover rate	150%	348	%(d)

(a)	Represents the period from the commencement of operations (December 16, 2013) through August 31, 2014.

(b)

Recognition of net investment income by the Equity Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests. The ratios do not include net investment income or loss of the investment companies in which the Equity Fund invests.

(c)

Total return is a measure of the change in value of an investment in the Equity Fund over the periods covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Equity Fund distributions, if any, or the redemption of Fund shares.

(d)	Not annualized.

(e)	Ratios do not include expenses of the investment companies in which the Equity Fund invests.

(f)	Annualized.

(g)	Ratio was determined after advisory fee waivers and expense reimbursements.

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WST ASSET MANAGER - U.S. EQUITY FUND

Investor Shares

Per Share Data for a Share Outstanding Throughout each Period

	Year Ended August 31, 2015	Period Ended August 31, 2014(a)
Net asset value at beginning of period	$10.68	$10.00

Income (loss) from investment operations:
Net investment loss (b)	(0.01)	(0.01)
Net realized and unrealized gains on investments	0.24	0.70
Total from investment operations	0.23	0.69

Less distributions:
From net investment income	(0.01)	(0.01)
From net realized gains	(0.07)	—
Total distributions	(0.08)	(0.01)

Net asset value at end of period	$10.83	$10.68

Total return (c)	2.16%	6.86	%(d)

Net assets at end of period	$1,001,646	$410,441

Ratios/supplementary data:
Ratio of total expenses to average net assets (e)	5.96%	15.21	%(f)
Ratio of net expenses to average net assets (e) (g)	1.50%	1.50	%(f)
Ratio of net investment loss to average net assets (b) (g)	(0.23%)	(0.28	%)(f)
Portfolio turnover rate	150%	348	%(d)

(a)	Represents the period from the commencement of operations (December 16, 2013) through August 31, 2014.

(b)

Recognition of net investment loss by the Equity Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests. The ratios do not include net investment income or loss of the investment companies in which the Equity Fund invests.

(c)

Total return is a measure of the change in value of an investment in the Equity Fund over the periods covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Equity Fund distributions, if any, or the redemption of Fund shares.

(d)	Not annualized.

(e)	Ratios do not include expenses of the investment companies in which the Equity Fund invests.

(f)	Annualized.

(g)	Ratio was determined after advisory fee waivers and expense reimbursements.

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WST ASSET MANAGER - U.S. BOND FUND

Institutional Shares

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended August 31, 2015(a)
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (b)	0.16
Net realized and unrealized losses on investments	(0.27)
Total from investment operations	(0.11)

Less distributions:
From net investment income	(0.15)
From net realized gains	(0.00	)(c)
Return of capital	(0.02)
Total distributions	(0.17)

Net asset value at end of period	$9.72

Total return (d)	(1.11	%)(e)

Net assets at end of period	$14,951,286

Ratios/supplementary data:
Ratio of net expenses to average net assets (f)	1.11	%(g)
Ratio of net investment income to average net assets (b)	1.89	%(g)
Portfolio turnover rate	890	%(e)

(a)	Represents the period from the commencement of operations (September 30, 2014) through August 31, 2015.

(b)

Recognition of net investment income by the Bond Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income or loss of the investment companies in which the Bond Fund invests.

(c)	Amount rounds to less than $0.01 per share.

(d)

Total return is a measure of the change in value of an investment in the Bond Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Bond Fund distributions, if any, or the redemption of Fund shares.

(e)	Not annualized.

(f)	Ratio does not include expenses of the investment companies in which the Bond Fund invests.

(g)	Annualized.

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WST ASSET MANAGER - U.S. BOND FUND

Investor Shares

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended August 31, 2015(a)
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (b)	0.14
Net realized and unrealized losses on investments	(0.26)
Total from investment operations	(0.12)

Less distributions:
From net investment income	(0.14)
From net realized gains	(0.00	)(c)
Return of capital	(0.02)
Total distributions	(0.16)

Net asset value at end of period	$9.72

Total return (d)	(1.22	%)(e)

Net assets at end of period	$41,389,162

Ratios/supplementary data:
Ratio of net expenses to average net assets (f)	1.27	%(g)
Ratio of net investment income to average net assets (b)	1.69	%(g)
Portfolio turnover rate	890	%(e)

(a)	Represents the period from the commencement of operations (September 30, 2014) through August 31, 2015.

(b)

Recognition of net investment income by the Bond Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income or loss of the investment companies in which the Bond Fund invests.

(c)	Amount rounds to less than $0.01 per share.

(d)

Total return is a measure of the change in value of an investment in the Bond Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Bond Fund distributions, if any, or the redemption of Fund shares.

(e)	Not annualized.

(f)	Ratio does not include expenses of the investment companies in which the Bond Fund invests.

(g)	Annualized.

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PRIVACY NOTICE

FACTS	WHAT DOES WST INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    Assets

■    Retirement Assets

■    Transaction History

■    Checking Account Information

■    Purchase History

■    Account Balances

■    Account Transactions

■    Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons WST Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does WST Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-515-4626

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Who we are
Who is providing this notice?	WST Investment Trust Ultimus Fund Solutions, LLC (Administrator) Ultimus Fund Distributors, LLC (Distributor)
What we do
How does WST Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does WST Investment Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tell us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    Wilbanks Smith & Thomas Asset Management, the investment advisor to the WST Investment Trust, could be deemed an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ WST Investment Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ WST Investment Trust does not jointly market.

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ADDITIONAL INFORMATION

The SAI provides more detailed information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus.

Additional information about the Funds’ investments is available in the annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund or to make inquiries about the Fund, please call Toll-Free:

1-866-515-4626

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.wstamfunds.com or upon written request to the Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

WST Investment Trust: Investment Company Act file number 811-22858

STATEMENT OF ADDITIONAL INFORMATION

WST ASSET MANAGER - U.S. EQUITY FUND
Institutional Shares (Ticker Symbol: WSTIX)
Investor Shares (Ticker Symbol: WSTEX)

WST ASSET MANAGER - U.S. BOND FUND
Institutional Shares (Ticker Symbol: WAMIX)
Investor Shares (Ticker Symbol: WAMBX)

December 18, 2015

Each a series of the
WST INVESTMENT TRUST
150 W. Main Street
Norfolk, VA 23510
Telephone 1-866-515-4626

TABLE OF CONTENTS

OTHER INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	16
PORTFOLIO TRANSACTIONS	17
DESCRIPTION OF THE TRUST	19
MANAGEMENT AND OTHER SERVICE PROVIDERS	20
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	29
DISTRIBUTION PLAN	30
SPECIAL SHAREHOLDER SERVICES	31
DISCLOSURE OF PORTFOLIO HOLDINGS	31
PRICING OF SHARES	33
ADDITIONAL TAX INFORMATION	34
ADDITIONAL INFORMATION ON PERFORMANCE	38
FINANCIAL STATEMENTS	40
APPENDIX A – DESCRIPTION OF RATINGS	41
APPENDIX B – PROXY VOTING POLICIES	45

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the WST Asset Manager - U.S. Equity Fund (the “Equity Fund”) and the WST Asset Manager – U.S. Bond Fund (the “Bond Fund”, together with the Equity Fund, the “Funds”) dated the same date as this SAI, which incorporates this SAI by reference in its entirety (the “Prospectus”). Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectus for the Funds may be obtained at no charge by writing or calling the Funds at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

OTHER INVESTMENT POLICIES

The WST Investment Trust (the “Trust”) was organized on June 27, 2013 as a Delaware statutory trust and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Equity Fund and the Bond Fund are each a separate non-diversified series of the Trust. The following policies supplement the Funds’ investment objectives and policies as described in the Prospectus for the Funds. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for certain securities in which the Funds may invest.

GENERAL INVESTMENT RISKS. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a Fund’s investment programs will be successful. Investors should carefully review the descriptions of each Fund’s investments and their risks in this SAI and the Prospectus.

ECONOMIC AND REGULATORY RISKS. Although the U.S. economy has seen gradual improvement over the years, the effects of the global financial crisis that began to unfold in 2007 continue to exist and economic growth has been slow and uneven. In response to the crisis, the U.S. and other governments and the Federal Reserve and other foreign central banks took steps to support financial markets, including by keeping interest rates at historically low levels. It is unclear how long this support will last and at what levels. Reduction or withdrawal of support by the U.S. and the Federal Reserve and/or by other governments and their central banks, failure of such efforts or support in response to the crisis, or investor perception that such efforts or support are not succeeding could negatively affect financial markets generally, as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities, including securities held by the Funds.

In addition, policy and legislative changes in the U.S. and in other countries have been implemented that are affecting many aspects of the financial markets and imposing additional regulatory requirements. Given the broad scope, sweeping nature, and relatively recent enactment of some of these changes, the potential impact they could have on securities held by the Funds is unclear and may not be fully known for some time. These changes and any future regulatory changes could adversely affect the Funds.

EXCHANGE TRADED FUND AND INVESTMENTS IN OTHER INVESTMENT COMPANIES

Exchange Traded Fund (“ETFs”). As noted in the Prospectus, the Funds will invest primarily in ETFs. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Funds do not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, each Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Funds’ investment adviser, Wilbanks, Smith and Thomas Asset Management, LLC (the “Advisor”), believes it is in the Fund’s interest to do so. A Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index within the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded), including the risk that the general level of security prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to a conventional fund: (1) the market price of an ETF’s shares may trade at a discount to its net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) the shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

ETFs may be actively managed or indexed-based. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF’s manager expectations regarding particular securities or markets are not met. An index based ETF’s objective is to track the performance of a specific index. Index based ETFs generally invest in a securities portfolio that includes substantially all of the securities (in substantially the same amount) included in the applicable index. Since passively managed ETFs are designed to track an index, securities may be purchased, retained and sold when an actively managed ETF would not do so. As a result, passively managed ETFs can expect greater risk of loss (and a corresponding prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities.

Debt Securities ETFs. There are risks associated with the potential investment of a Fund’s assets in debt securities ETFs, which may include credit risk, interest rate risk and maturity risk as described below:

•	Credit Risk. Credit risk is the risk that the issuer or guarantor of a fixed income security or counterparty to a transaction involving one or more bonds in an ETF’s portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, an ETF’s income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular ETF’s shares may be reduced. ETFs may be subject to credit risk to the extent that they invest in fixed income securities that involve a promise by a third party to honor an obligation with respect to the fixed income security. Securities rated BBB by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment-grade securities, but are somewhat riskier than more highly-rated investment-grade obligations (those rated A or better) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities. Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

•	Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of an ETF, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. There is the possibility that the value of an ETF’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a more pronounced effect if the ETF holds a significant portion of its assets in fixed income securities with long-term maturities.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since a Fund’s prepaid must be reinvested at lower prevailing interest rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

•	Maturity Risk. Maturity risk is another factor that can affect the value of an ETF’s fixed income holdings. Certain ETFs may not have a limitation policy regarding the length of maturity for their fixed income holdings. In general, fixed income obligations with longer maturities have higher yields and a greater sensitivity to changes in interest rates. Conversely, fixed income obligations with shorter maturities generally have lower yields but less sensitivity to changes in interest rates.

Other Investment Companies. As noted in the Prospectus, each Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Funds, whose principal investment strategy involves investing in other investment companies (ETFs or other investment companies). Under the 1940 Act, a Fund may not acquire shares of another investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, each Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such exemptive orders to numerous ETFs and their investment advisers, which permit investment companies, including the Funds, to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF. Each Fund expects to enter into such agreements with a number of Exempted ETFs so that the Fund will be permitted to invest in such Exempted ETFs in excess of the 3% Limitation. To the extent other ETFs obtain similar exemptive relief from the SEC, the Funds may seek to qualify to invest in such other ETFs in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Funds from allocating their investments in the manner that the Advisor considers optimal, or cause the Advisor to select a similar basket of stocks (pre-selected groups of securities related by index or sector made available through certain brokers at a discount brokerage rate) (“Stock Baskets”) or a similar index-based mutual fund or other investment company (collectively, “Indexed Investments”) as an alternative. The Funds may also invest in Indexed Investments when the Advisor believes they represent more attractive opportunities than similar ETFs. The Funds’ investments in other investment companies will be subject to the same 3% Limitation described above.

Under the 1940 Act, to the extent that the Funds rely upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Funds must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of ETF or other investment company shares held by the Funds, the Funds intend to vote such shares in the same proportion as the vote of all other holders of such securities.

EQUITY SECURITIES. The Equity Fund may invest in equity securities, both directly (including, without limitation, investments in Stock Baskets) and indirectly through the Fund’s investment in shares of ETFs and other investment companies. The Bond Fund does not intend to invest directly in equity securities; however, the Fund may invest indirectly in equity securities through the Fund’s investment in shares of ETFs and other investment companies. Such equity investments may include common stocks traded on domestic or foreign securities exchanges or on the over-the-counter market. In addition to common stocks, such investments may also include preferred stocks, convertible preferred stocks, and convertible bonds. Prices of equity securities in which the Funds invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities a Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Funds to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Investments in ETFs that invest in equity securities and similar securities involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other security; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

FOREIGN SECURITIES. The Funds may invest directly or indirectly in securities issued by foreign governments or foreign corporations, either directly or indirectly through ETFs or derivative transactions (e.g., foreign currency futures). Foreign securities, in addition to securities issued by U.S. entities with substantial foreign operations, involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Issuers of foreign securities are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

FOREIGN DEBT SECURITIES. The Bond Fund may invest directly or indirectly in non-U.S. based debt securities, including foreign currency-denominated corporate and foreign government notes and bonds. Investing in foreign debt securities has the same risks as investing in foreign securities generally. In addition, foreign corporate bonds are subject to the risks that foreign companies may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the U.S., which may make it more difficult to evaluate the business and/or financial position of the issuer and the value of the bond. Foreign government bonds are also subject to the risks that governmental issuers of debt securities may be unwilling to pay interest and repay principal when due or may require that conditions for payment be renegotiated.

SOVEREIGN DEBT. The Bond Fund may invest directly or indirectly in sovereign debt securities issued or guaranteed by foreign governmental entities. In addition to the risks associated generally with debt securities and foreign debt securities, sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. There may be limited or no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceeding through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

INVESTMENTS IN EMERGING MARKETS. The Bond Fund may invest directly or indirectly in emerging market debt securities. An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging market countries may include, among others, countries in Asia, Latin, Central and South America, Eastern Europe, the Middle East and Africa. In addition to the general risk of investing in foreign securities and foreign debt securities described above, investing in emerging markets can involve greater and more unique risks than those associated with investing in more developed markets. The securities markets of emerging countries are generally small, less developed, less liquid, and more volatile then securities markets of the U.S. and other developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties. Emerging market economics are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have fewer potential buyers for investments. The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems in more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Bond Fund’s assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment. As a result of these various risks, investments in emerging markets are considered to be speculative and may be highly volatile.

FOREIGN CURRENCY. The Funds may invest directly or indirectly in foreign currency or in securities that track the performance of a foreign currency against another currency, whether the U.S. dollar or another foreign currency. As a result, the value of a Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments. A Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, a Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

CONVERTIBLE SECURITIES. In addition to common and preferred stocks, the Equity Fund may invest directly or indirectly in securities convertible into common stock if, for example, the Advisor believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Equity Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The price of warrants do not necessarily move parallel to the prices of their underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of their issuing corporation. Warrant positions will not be used to increase the leverage of the Equity Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. The Equity Fund’s ability to invest in warrants may be limited by the Fund’s investment restrictions.

REAL ESTATE SECURITIES. The Equity Fund will not invest directly in real estate, but may invest directly or indirectly in readily marketable securities issued by companies that invest in real estate or interests therein. The Equity Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

The Equity Fund may invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

CORPORATE AND MUNICIPAL FIXED INCOME SECURITIES. The Funds may invest directly or indirectly in corporate or municipal fixed income securities. Corporate and municipal fixed income securities purchased by a Fund may be of any credit quality, maturity or yield. Accordingly, the Funds’ fixed income securities may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch or, if not rated, of equivalent quality in the Advisor’s opinion). In addition, the Funds’ fixed income securities may include lower-rated fixed income securities including, without limitation, “junk” bonds whose ratings are below investment grade. Fixed income securities rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Fixed income securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal and greater market fluctuations than higher-rated fixed-income securities. Lower-rated fixed income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Fund’s net asset value. These risks can reduce the value of the Funds’ shares and the income it earns. Descriptions of the quality ratings of Moody’s, S&P and Fitch are included as Appendix A to this SAI. While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

The Funds may invest (directly or indirectly) in fixed income securities issued by foreign governments or foreign corporations, including in emerging markets. Risks related to foreign securities, including emerging markets, are described above under “Foreign Securities”.

MONEY MARKET INSTRUMENTS. The Funds may invest directly and indirectly in money market instruments including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Funds. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When a Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest directly in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch or, if not rated, is of equivalent quality in the Advisor’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations that are redeemable upon demand of the holder and that permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Funds only through the Master Note program of the Funds’ custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Funds.

U.S. GOVERNMENT SECURITIES. The Funds may invest directly or indirectly in U.S. government securities such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) and the Overseas Private Investment Corporation (“OPIC”), as well as obligations of U.S. government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration, Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank, Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA and OPIC), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA and FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA and FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. government, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Funds’ shares.

ZERO COUPON SECURITIES. The Funds may directly or indirectly purchase zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity, unlike fixed income securities that provide periodic payments of interest (referred to as a coupon payment). Zero coupon securities are bought at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. One must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

REPURCHASE AGREEMENTS. The Funds may invest directly or indirectly in repurchase agreements. A repurchase agreement is a short term investment in which the purchaser acquires ownership of a U.S. Government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period. Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value.

REVERSE REPURCHASE AGREEMENTS. The Funds may also engage in reverse repurchase agreements. Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Funds. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

MORTGAGE-BACKED SECURITIES. The Bond Fund may invest directly or indirectly in mortgage-backed securities, which may or may not be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Mortgage-backed securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by private entities or various governmental and government-related entities. The value of some mortgage-backed securities in which the Bond Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities investments, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Prepayment risk is a major risk of mortgage-backed securities.

MORTGAGE PASS-THROUGH CERTIFICATES. The Bond Fund may invest directly or indirectly in obligations of GNMA, FNMA, and FHLMC which include direct pass through certificates representing undivided ownership interests in pools of mortgages. The Bond Fund may invest in such certificates, which are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. For securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Bond Fund may invest directly or indirectly in Collateralized Mortgage Obligations (“CMOs”). CMOs are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMO’s collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly, or semi-annually. The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. These prepayment risks can make the prices of CMOs very volatile when interest rates change. That volatility will affect the Bond Fund’s share price. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Advisor will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objective and policies of the Bond Fund.

OTHER MORTGAGE RELATED SECURITIES. In addition to the mortgage pass through securities and the CMOs mentioned above, the Bond Fund may also invest directly or indirectly in other mortgage derivative products. In addition to the prepayment risks described above, rapidly rising interest rates could cause prepayments of mortgages to occur at a slower rate than expected, and the expected maturity of short or medium term mortgage-related securities could lengthen as a result. That could cause their values to fluctuate more, and the share price of the Bond Fund to fluctuate more and to fall. Governmental, government-related, and private entities may create other mortgage-related securities offering mortgage pass through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage-related securities are developed and offered to the investment community, the Bond Fund may consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. In addition to CMOs, the Bond Fund may invest directly or indirectly in other asset-backed securities backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset backed securities. The Bond Fund may invest in other asset backed securities (e.g., equipment trust certificates), including those that may be developed in the future.

EQUIPMENT TRUST CERTIFICATES. The Bond Fund may invest directly or indirectly in equipment trust certificates which are a type of asset-backed security that represents undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. The debt issue is secured by the equipment or physical assets, as the title for the equipment is held in trust for the holders of the issue. Equipment trust certificates are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue.

VARIABLE AND FLOATING RATE SECURITIES. The Bond Fund may invest directly or indirectly in variable or floating rate securities that adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1-, 3-, or 6-month LIBOR, 3-, 6-, or 12-month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur. Changes in the benchmark index and the interest rate may be difficult to predict and may increase the volatility of the price, and have adverse affects on the value of the floating rate securities.

SWAPS. The Bond Fund may invest directly or indirectly in currency, interest rate, index and other swaps, which involve the exchange by an investor with another party of their respective commitments, in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. In the case of interest rate swaps, an investor may exchange with another party their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Use of swaps subjects the investor to risk of default by the counterparties. If there is a default by a counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event that a counterparty to the transaction is insolvent. The swap market has grown substantially over the years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. An investor may also enter into currency swaps or other swaps which are similar to interest rate swaps but may be surrogates for other instruments such as currency forwards or options. It is possible that recent developments in the swaps market, including new regulatory requirements, could limit, restrict or prevent the Bond Fund’s ability to utilize swap agreements as part of its investment strategy, terminate existing swap agreements or negatively affect amounts to be received under such agreements.

PRIVATE ACTIVITY BONDS. The Bond Fund may invest directly or indirectly in private activity bonds. The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. The Bond Fund's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. Sizable investments in these obligations could involve an increased risk to the Bond Fund should any of the related facilities experience financial difficulties. The obligations of issuers may become subject to laws enacted in the future by Congress, state legislatures, or local governments of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

STRIPS. The Bond Fund may invest directly or indirectly in stripped securities (“STRIPS”). STRIPS are created by separating the income and principal components of a debt instrument and selling them separately. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Zero coupon U.S. government securities such as STRIPS are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. STRIPS do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. If the Bond Fund invests in STRIPS, the Fund will accrue income on the investment for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund would forgo the purchase of additional income producing assets with these funds. The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

DEBENTURES. The Bond Fund may invest directly or indirectly in debentures. A debenture is a long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk with this type of investment is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. The Bond Fund may invest in all types of debentures, including corporate and government debentures.

DEMAND NOTES. The Bond Fund may invest directly or indirectly in Variable and Floating Rate Demand Notes. Variable and Floating Rate Demand Notes are notes that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Variable rate demand notes have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. These formulas are designed to result in a market value for the Variable Rate Demand Note or Floating Rate Demand Note that approximates its par value. Variable and Floating Rate Demand Notes are subject to interest rate risks.

INVERSE FLOATERS. The Bond Fund may invest directly or indirectly in inverse floaters. Inverse floaters are municipal obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change. Inverse floaters are a form of derivative investment. Certain derivatives can be used to increase or decrease the Bond Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Bond Fund if the Advisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

ILLIQUID INVESTMENTS. Each Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees of the Trust (the “Board”), the Advisor determines the liquidity of the Funds’ investments, and through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund’s investments, the Advisor may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. An investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds may be unable to dispose of illiquid securities promptly or at reasonable prices.

RESTRICTED SECURITIES. Within its limitations on investment in illiquid securities, the Funds may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

FUNDING AGREEMENTS. Within the limitations on investments in illiquid securities, the Funds may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the Funds to require prompt performance by the insurance company of its payment obligations under the funding agreement.

OPTIONS. The Funds may purchase directly or indirectly and write put and call options on securities. The Funds may write put or call options only if the option is “covered” by the Fund holding a position in the underlying securities or by other means that would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Funds may be unable to close out a position.

FUTURES CONTRACTS. The Funds may directly or indirectly invest in futures contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, a Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to segregate cash, cash equivalents, and/or other liquid assets sufficient to satisfy the requirements of Section 18(f) of the 1940 Act. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Funds seek to earn income on initial and variation margin deposits.

The Funds will incur brokerage fees when they purchase and sell futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect a Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Funds may also seek to protect the value of their portfolios against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Funds can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Funds will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. The Funds may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Funds will write options only on futures contracts that are “covered.” A Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates cash, cash equivalents, and/or other liquid assets at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Fund will be considered “covered” with respect to a call option it has written on a fixed income security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract. A Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Funds to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging the Funds’ portfolios against a general decline in market prices. The purchase of a call option on a futures contract may represent a means of hedging a Fund’s portfolio against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. Options and futures can be volatile instruments and involve certain risks. If the Advisor applies a hedge in a Fund’s portfolio at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Fund’s return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.

In general, the Funds will not directly purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on a Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of a Fund’s total assets.

In instances involving the purchase of futures contracts or the writing of put options thereon by a Fund, the Fund will segregate an amount of cash, cash equivalents and/or other liquid assets equal to the market value of such futures contracts or options written (less any related margin deposits), to the extent that such deposits are required under the 1940 Act.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Equity Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Equity Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Equity Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Equity Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case, the Equity Fund could incur a short-term gain or loss.

SHORT SALES OF SECURITIES. The Equity Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, the Equity Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs. The Equity Fund then sells the borrowed security to a buyer in the market. The Equity Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender. Until the security is replaced, the Equity Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Equity Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Equity Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Equity Fund may be required to pay in connection with a short sale. When the Equity Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) on the Fund’s books and/or in a segregated account at the Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender. In determining the amount to be segregated, any securities that have been sold short by the Equity Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet the Equity Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

In addition, the Equity Fund may make short sales “against the box,” i.e., when the Fund sells a security short while owning securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Equity Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

INVESTMENTS IN COMPANIES WITH BUSINESS RELATED TO COMMODITIES. As explained under “Fundamental Restrictions” below, the Funds do not invest directly in commodities. However, the Funds may from time to time invest directly or indirectly in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, a Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies who business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Advisor has determined are creditworthy under guidelines established by the Board. In determining whether a Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Funds may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, securities, or letters of credit. A Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. If a Fund invests cash collateral from the borrower, there is the risk that such investment may result in a financial loss. In such an event, the Fund would be required to repay the borrower the cash collateral out of the Fund’s assets.

TEMPORARY DEFENSIVE POSITIONS. Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, the Equity Fund may hold up to 100% of its portfolio in Fixed Income and Gold Investments, or solely in Fixed Income Investments or Cash Positions. Similarly in such circumstances, the Bond Fund may also hold up to 100% of its portfolio in cash and cash equivalent positions. When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

BORROWING. The Funds may, subject to the restrictions of the 1940 Act, borrow money from banks as a temporary measure. For example, a Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes. In the event a Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets.

INVESTMENT LIMITATIONS

The Funds have adopted the following investment limitations, which cannot be changed without approval by holders of a majority of its out-stand-ing voting shares. A “majority” for this pur-pose means the lesser of (i) 67% of a Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of a Fund’s outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy, the Funds may not:

(1)	Issue senior securities, except as permitted by the 1940 Act;

(2)	Borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act. For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)	Pledge, mortgage or hypothecate their assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Funds may be deemed to be an underwriter under certain federal securities laws;

(5)	Make loans, provided that each Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan;

(6)	Purchase or sell real estate or interests in real estate; provided, however, that the Funds may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)	Invest more than 25% of their total assets in securities of issuers in any particular industry. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions (other than revenue bonds issued in connection with an identifiable industry; e.g., healthcare or education) and investments in other registered investment companies are not considered to be issued by members of any industry; and

(8)	Purchase or sell commodities, except that the Funds may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices and may purchase interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed by the Board without shareholder approval. As a matter of non-fundamental policy, the Funds may not knowingly:

(1)	Purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of transactions). For purposes of this limitation, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin;

(2)	Make investments for the purpose of exercising control or management over a portfolio company;

(3)	Invest in interests in oil, gas or other mineral exploration or development programs, although the Funds may invest in the common stock of companies that invest in or sponsor such programs;

(4)	Purchase warrants if as a result a Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants; and

(5)	Invest more than 15% of their net assets (as measured at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), determined by the Advisor to be liquid, subject to the oversight of the Board. A Fund will not be required to sell illiquid securities if it exceeds the 15% limit due to market activity or the sale of liquid securities. In these situations, however, the Funds will take appropriate measures to reduce the percentage of its assets invested in illiquid securities.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase): provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The 1940 Act permits each Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). In general, each Fund may not issue any class of senior security, except that a Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300%, the Fund will within three days (excluding holidays and Sundays) or such longer period as the SEC may prescribe by rules and regulation, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices that could be deemed to involve the issuance of a senior security, including options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund. The Advisor shall manage each Fund’s portfolio in accordance with the terms of the investment advisory agreement between the Advisor and the Fund, which is described in detail under “Management and Other Service Providers – Investment Advisor.” The Advisor serves as investment adviser for a number of client accounts, in addition to the Funds.

Brokerage Selection. The Funds have adopted, and the Board has approved, policies and procedures relating to the direction of portfolio securities transactions to brokers. In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Advisor considers a number of factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Advisor may not give consideration to sales of shares of the Funds as a factor in selecting brokers to execute portfolio transactions. The Advisor may, however, place portfolio transactions with brokers that promote or sell the Funds’ shares so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is consistent with the Advisor’s obligation to obtain best execution and not based upon the broker’s sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934 and the investment advisory agreements, the Advisor is authorized to pay a brokerage commission in excess of what another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians and other providers. Research may be received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Advisor in connection with advisory clients other than the Funds and not all such services may be useful to the Advisor in connection with the Funds. Although such information may be a useful supplement to the Advisor’s own investment research in rendering services to the Funds, the value of such research and services is not expected to materially reduce the expenses of the Advisor in the performance of its services under the investment advisory agreements and will not reduce the management fees payable to the Advisor by the Funds.

The Funds may invest in securities traded in the over-the-counter market. In these cases, the Funds may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. The Funds may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

During the fiscal periods ended August 31, 2015 and 2014, the Equity Fund paid $6,534 and $7,653 in brokerage commissions. During the fiscal period ended August 31, 2015, the Bond Fund paid $68,429 in brokerage commissions. During the fiscal year ended August 31, 2015, the Funds did not pay brokerage commissions to brokers providing research services to the Funds.

Aggregated Trades. While investment decisions for the Funds are made independently from those for any other accounts advised or managed by the Advisor, such other advisory clients may invest in the same securities as the Funds. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts advised or managed by the Advisor in executing transactions. When a purchase or sale of the same security is made as part of an aggregated trade, the transaction will be averaged as to price and available investments allocated as to amount in a manner that the Advisor believes to be equitable to the Funds and other participating accounts. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold by the Funds.

Portfolio Turnover. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions, and the Funds may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of a Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.  During the last two fiscal periods, the portfolio turnover rates of the Funds were:

Fund	Fiscal Year Ended August 31, 2015	Fiscal Period Ended August 31, 2014
Equity Fund	150%	348%
Bond Bond	890%	N/A*

*	The Bond Fund did not commence operations until September 30, 2014.

The decrease in the Equity Fund’s portfolio turnover rate from year to year was primarily attributable to the Advisor’s assessment of market conditions resulting in lower trading volumes.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on June 27, 2013, is an open-end management investment company. The Trust’s Agreement and Declaration of Trust (the “Trust Instrument”) authorizes the Board to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently consists of two funds, the Equity Fund and the Bond Fund. Each fund has two classes of shares, which are referred to in each fund as “Institutional Shares” and “Investor Shares.” Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects, except that (1) the classes bear different (or no) levels of sales loads and different expenses; (2) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements (see below for additional information). The number of shares of the Trust shall be unlimited. When issued for payment as described in the Funds’ Prospectus and this SAI, shares of the Funds will be fully paid and non‑assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or a Fund, shareholders would be entitled to receive the assets available for distribution belonging to the Fund(s). Shareholders of the Funds are entitled to participate equally in the net distributable assets of the Funds upon liquidation, based on the number of shares of a Fund(s) that are held by each shareholder. At any time where there is more than one series of the Trust, if there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular fund, the Board shall allocate them among any one or more of the funds as they, in their sole discretion, deem fair and equitable.

Shareholders of all series of the Trust, including the Funds, will vote together and not separately on a series‑by‑series or class-by-class basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f‑2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f‑2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of shareholders cannot be modified by less than a majority vote.

Share-holders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares of all series of the Trust have equal voting rights and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire; and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to hold an annual meeting of share-holders.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold annual shareholders’ meetings unless required by law. There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act. As set forth in the Trust’s By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board is responsible for the management and supervision of the Funds. The Board approves all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; reviews performance of the Funds; and oversee the business activities of the Funds. This section of the SAI provides information about the persons who serve as Trustees and executive officers to the Trust, as well as the entities that provide services to the Trust.

TRUSTEES AND OFFICERS. Following are the Trustees and executive officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years. Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are not an “interested person” as defined in the 1940 Act (“Independent Trustees”), are identified in the table. The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James H. Speed, Jr. (born 1953)	Trustee	Since 2013	President and CEO of NC Mutual Life Insurance Company (insurance company).	2
Independent Trustee of Centaur Mutual Funds Trust for its one series; Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Mutua l Funds for its four series, and Starboard Investment Trust for its twenty-eight series (all registered investment companies); Member of Board of Directors of NC Mutual Life Insurance Company; Member of Board of Directors of M&F Bancorp, Inc.; Member of Board of Directors of Investors Title Company; previously a Member of Board of Directors of Federal Reserve Bank of Richmond ; previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 to 2010 (registered investment company)

Thomas G. Douglass (born 1956)	Trustee	Since 2013	Principal, Douglass and Douglass, Attorneys	2	Independent Trustee of Centaur Mutual Funds Trust for its one series.
INTERESTED TRUSTEE*
Wayne F. Wilbanks (born 1960)	Trustee and President	Since 2013	Mr. Wilbanks has served as Managing Principal and Chief Investment Officer of the Advisor and chaired its Investment Committee since 1990.	2	None
* Mr. Wilbanks is an Interested Trustee because he is an employee and a principal of the Advisor.
OTHER EXECUTIVE OFFICERS
Sarah E. Larkin (born 1984)	Chief Compliance Officer	Since 2014
Chief Compliance Officer and Director of Account Services of the Advisor (July 2014-Present); Compliance Manager of the Advisor (April 2014-July 2014); Portfolio Administrator of the Advisor (2011-2014); Financial Account Manager at Flexible Benefit Administrators Inc. (2007-2010).
				n/a	n/a
Roger H. Scheffel Jr. (born 1968)	Vice President	Since 2013	Portfolio manager of the Advisor since 2009.	n/a	n/a
Robert G. Dorsey (born 1957)	Vice President	Since 2013	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	n/a	n/a

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Stephen L. Preston (born 1966)	AML Compliance Officer	Since 2013
Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Vice President of Ultimus Fund Solutions, LLC since 2011; Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011)
				n/a	n/a
Tina H. Bloom (born 1968)	Secretary	Since 2013	Director of Fund Administration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC (officer of both companies since July 2006)	n/a	n/a
Theresa M. Bridge (born 1969)	Treasurer (Principal Financial Officer)	Since 2013	Vice President and Director of Financial Administration of Ultimus Fund Solutions, LLC (since 2000)	n/a	n/a

Board Structure

The Trust’s Board includes two Independent Trustees and one Interested Trustee. Mr. Speed, one of the Trust’s Independent Trustees, serves as Chairman of the Board. The Chairman presides at all Board Meetings, Executive Sessions of the Independent Trustees and meetings of the Committee of Independent Trustees. The Chairman facilitates communication and coordination between the Independent Trustees and management and works closely with Trust counsel. He also reviews meeting agendas for the Board and the information provided by management to the Independent Trustees. He is also assisted by Mr. Wilbanks as President of the Trust. Mr. Wilbanks, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds, including monitoring the activities of all of the Funds service providers.

The Board believes that its leadership structure, including having two out of three Trustees as Independent Trustees, coupled with the responsibilities undertaken by Mr. Wilbanks as President and Mr. Speed as the Chairman, is appropriate and in the best interests of the Trust. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its series. During these meetings, the Board receives reports from Trust management, the Funds’ administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings.

Board Committee. The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; and (iv) to act as the Trust’s proxy voting committee under the Trust’s Proxy Voting and Disclosure Policy; and (v) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act. In selecting and nominating persons to serve as Independent Trustees, the Committee will not consider nominees recommended by shareholders of the Trust.

Messrs. Speed and Douglass are the members of the Committee of Independent Trustees. The Committee of Independent Trustees met once during the Trust’s last fiscal year .

Qualification of Trustees

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

Mr. Wilbanks has experience as an investor, including his roles as a portfolio manager of the Advisor, and has management experience as its CEO. Mr. Douglass has experience in and knowledge of the financial industry as an individual investor and in his role as a trustee on another mutual fund board. He is also an attorney with experience in dealing with trusts and has knowledge of securities laws from previously serving as an arbitrator for the National Association of Securities Dealers, which is now part of the Financial Industry Regulatory Authority. Mr. Speed has experience in and knowledge of the financial industry as an individual investor and in his role as a trustee on several other mutual fund boards. He also has business experience as President and CEO of an insurance company and as President of a company in the business of consulting and private investing.

The Board has determined that, collectively, the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Beneficial Ownership of Shares of the Funds. The table below shows, for each Trustee, the value of shares of the Funds beneficially owned, and the aggregate value of investments in shares of all Funds in the Fund complex, as of December 31, 2014 , and stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

Name of Trustee*	Dollar Range of Shares of the Equity Fund Owned by Trustee	Dollar Range of Shares of the Bond Fund Owned by Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies
James H. Speed, Jr.	B	A	B
Thomas G. Douglass	B	A	B
Wayne F. Wilbanks	E	E	E

*   Each Trustee serves as a trustee to the two Funds of the Trust.

Ownership In Fund Affiliates. As of December 31, 2014, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Advisor, the Funds’ principal underwriter or any affiliate of the Advisor or the principal underwriter.

Compensation. Officers of the Trust and the Trustees who are interested persons of the Trust or the Advisor receive no salary from the Trust. Each Independent Trustee receives a fee of $2,000 each year plus $500 per series of the Trust per meeting attended in person and $200 per series of the Trust per meeting attended by telephone. The Funds reimburse each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. The following table reflects the amount of compensation received by each Trustee during the fiscal period ended August 31, 2015 :

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust Paid to Trustees
Independent Trustees
James H. Speed, Jr.	$6,000	None	None	$6,000
Thomas G. Douglass	$6,000	None	None	$6,000
Interested Trustees
Wayne F. Wilbanks	None	None	None	None

Principal Holders of Voting Securities. As of November 22, 2015 , the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares of the Investor Class shares and the Institutional Class shares of each Fund. On the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Funds:

WST Asset Manager – U.S. Equity Fund - Investor shares:

Name and Address of Record Owner	Amount of Ownership	Percentage Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds Dept 211 Main Street San Francisco, California 94105	93,412.548 Shares	100.00%*

WST Asset Manager – U.S. Equity Fund - Institutional shares:

Name and Address of Record Owner	Amount of Ownership	Percentage Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds Dept 211 Main Street San Francisco, California 94105	1,583,133.545 Shares	99.12% *

WST Asset Manager – U.S. Bond Fund - Investor shares:

Name and Address of Record Owner	Amount of Ownership	Percentage Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds Dept 211 Main Street San Francisco, California 94105	4,269,418.075 Shares	99.96%*

WST Asset Manager – U.S. Bond Fund - Institutional shares:

Name and Address of Record Owner	Amount of Ownership	Percentage Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds Dept 211 Main Street San Francisco, California 94105	1,547,402.813 Shares	100.00%*

*	The Funds do not believe that such entity has a beneficial interest of such shares.

CODES OF ETHICS. The Trust, the Advisor and the Funds’ principal underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act, that is designed to prevent personnel of the Trust, the Advisor and the Funds’ principal underwriter subject to the codes from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to the codes). The codes of ethics permit personnel of the Trust, the Advisor and the principal underwriter subject to the codes to invest in securities, including securities that may be purchased or held by the Funds, subject to certain restrictions and pre-approval requirements. In addition, the codes of ethics of the Trust, the Advisor and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds’ service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Funds, subject to oversight of the Board. In the event of a conflict between the interest of the Funds’ shareholders, on the one hand, and those of the Advisor, on the other hand, the Trust’s proxy voting committee (which is comprised of Independent Trustees) is responsible for determining how the Funds should cast their votes. Copies of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC. Form N-PX states how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. The Trust’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling 1-866-515-4626. This information is also available on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISOR. Information about the Advisor, Wilbanks, Smith and Thomas Asset Management, LLC, 150 W. Main Street, Suite 1700 , Norfolk, VA 23510, and its duties and compensation is described in the Prospectus. The Advisor, organized as a Virginia limited liability company, is controlled by Wayne F. Wilbanks.

The Advisor supervises the Funds’ investments pursuant to investment advisory agreements. The Funds’ investment advisory agreements are effective for initial two year periods and will remain in effect on a year to year basis thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees. The Funds’ investment advisory agreements are terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Funds. Each of the investment advisory agreements provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Advisor manages the Funds’ investments in accordance with the stated investment objective and policies of the Funds, subject to the oversight of the Board. The Advisor is responsible for investment decisions, and provides the Funds with portfolio managers to execute purchases and sales of securities.

Under the investment advisory agreements, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the investment advisory agreements relate, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from the reckless disregard of its duties and obligations under the investment advisory agreements.

The Advisor receives a monthly advisory fee equal to an annual rate of 0.75% of the Equity Fund’s net assets. In addition, the Advisor has entered into an Expense Limitation Agreement on behalf of the Equity Fund, under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments, if any, under the Rule 12b-1 Plan and Acquired Fund Fees and Expenses) to not more than 1.25% of the Fund’s average daily net assets until January 1, 2018. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board.

The Advisor receives a monthly advisory fee equal to an annual rate of 0.60% of the Bond Fund’s net assets. In addition, the Advisor has entered into an Expense Limitation Agreement on behalf of the Bond Fund, under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments, if any, under the Rule 12b-1 Plan and Acquired Fund Fees and Expenses) to not more than 1.15% of the Fund’s average daily net assets until January 1, 2018. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board.

During the last two fiscal periods the Advisor received the following management fees, net of fee waivers, from the Funds:

Equity Fund:
	Advisory Fees Accrued	Advisory Fee Waivers	Operating Expense Reimbursements	Net Advisory Fees Received by Advisor
Fiscal Year Ended August 31, 2015	$117,517	$117,517	$ 3,942	$0
Fiscal Period Ended August 31, 2014	$ 44,287	$ 44,287	$71,717	$0

Bond Fund:

	Advisory Fees Accrued	Advisory Fee Waivers	Net Advisory Fees Received by Advisor
Fiscal Period Ended August 31, 2015	$281,826	$0	$281,826
Fiscal Period Ended August 31, 2014*	N/A	N/A	N/A

*	The Bond Fund did not commence operations until September 30, 2014.

The Chief Compliance Officer of the Trust is an employee of the Advisor.

PORTFOLIO MANAGERS. A management team consisting of Wayne F. Wilbanks, CFA, Roger H. Scheffel Jr. and Tom McNally, CMT, CFA is responsible for the day-to-day management of each Fund’s portfolio.

Compensation. Each of the portfolio managers receives a base salary from the Advisor. Each of Messrs. Scheffel and McNally also receive compensation based on the amount of portfolio assets he respectively manages. In addition, as stated above, Mr. Wilbanks is the controlling owner of the Advisor, and is accordingly entitled to profits related to his ownership. The portfolio managers’ compensation is not directly linked to the Funds’ performance, though positive performance and growth in managed assets are factors that may contribute to the Advisor’s revenues and distributable profits.

Ownership of Fund Shares. The table below shows the value of shares of the Funds owned by each portfolio manager as of August 31, 2015, stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000.

Portfolio Manager	Dollar Range of Shares of the Equity Fund	Dollar Range of Shares of the Bond Fund
Wayne F. Wilbanks	F	D
Roger H. Scheffel Jr.	B	A
Tom McNally	A	A

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of August 31, 2015.

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Wayne F. Wilbanks	Other Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 7 764	$0 $85.5 million $562.9 million	$0 $0 $0	$0 $0 $0
Roger H. Scheffel Jr.	Other Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 7 258	$0 $85.5 million $192.8 million	$0 $0 $0	$0 $0 $0
Tom McNally	Other Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 7 46	$0 $85.5 million $2.9 million	$0 $0 $0	$0 $0 $0

Conflicts of Interests. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. These other accounts include separately managed private clients and other pooled investment vehicles (the “Other Accounts”). The Other Accounts might have similar investment objectives as the Funds, be compared to the same indices as the Funds, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds.

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Funds. The portfolio managers know the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Funds, or vice versa.

Investment Opportunities: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. Differences in the compensation structures of the Advisor’s investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT. Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Funds pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Advisor under the Investment Advisory Agreements). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepare and assemble reports required to be sent to the Funds’ shareholders and arrange for the printing and dissemination of such reports;
--	assemble reports required to be filed with the SEC and file such completed reports with the SEC;
--	arrange for the dissemination to shareholders of the Funds’ proxy materials and oversee the tabulation of proxies;
--	file the Funds’ federal income and excise tax returns and the Funds’ state and local tax returns;

--	assist in monitoring compliance of the Funds’ operations with the 1940 Act and with its investment policies and limitations; and
--	make such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

For providing these administration services, Ultimus receives a monthly fee from each Fund based on its average daily net assets (subject to a minimum fee per month), plus out-of-pocket expenses.

As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Funds’ custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains prices used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Funds. For providing these fund accounting services, Ultimus receives from each Fund a base monthly fee plus an asset based fee.

As Transfer Agent, Ultimus performs the following services in connection with the Funds’ shareholders: maintains records for each of the Funds’ shareholders of record; processes shareholder purchase and redemption orders; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials. For providing these shareholder services, Ultimus receives from each Fund an annual per account fee, subject to a minimum fee per month.

The Service Agreements, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods. During the last two fiscal periods Ultimus received the following fees from the Funds for its services as Administrator, Fund Accountant and Transfer Agent:

Equity Fund:

	Administration	Fund Accounting	Transfer Agent
Fiscal Year Ended August 31, 2015	$26,000	$33,555	$24,000
Fiscal Period Ended August 31, 2014	$17,000	$21,850	$17,000

Bond Fund:

	Administration	Fund Accounting	Transfer Agent
Fiscal Period Ended August 31, 2015	$47,229	$32,233	$22,000
Fiscal Period Ended August 31, 2014*	N/A	N/A	N/A

*	The Bond Fund did not commence operations until September 30, 2014.

DISTRIBUTOR. Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Funds, pursuant to a Distribution Agreement with the Trust. The Distributor may sell shares of the Funds directly or to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers and other marketing and distribution outlets. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey is a Managing Director of the Distributor and an officer of the Trust. The Distributor is a broker‑dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority (“FINRA”) and maintains, at its own expense, its qualification as a broker‑dealer under all applicable federal or state laws in those states that the Funds shall from time to time offer its shares for sale, in order that state registrations may be maintained for the Funds. The Distribution Agreement may be terminated by either party upon 60 days’ prior written notice to the other party. Under the Distribution Agreement, the Distributor is paid $6,000 per Fund per annum by the Trust and/or the Trust’s investment advisor(s) for its services.

CUSTODIAN. U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Funds’ assets. The Custodian acts as the depository for the Funds, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Funds’ request and maintains records in connection with its duties as Custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Board has selected the firm of Cohen Fund Audit Services, Ltd. to serve as the independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial statements of the Funds, prepare the Funds’ federal, state and excise tax returns, and consult with the Funds on matters of accounting and federal and state income taxation. Such firm will audit the financial statements of the Funds at least once each year. A copy of the most recent Annual Report will accompany this SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL. Kilpatrick Townsend & Stockton LLP, 4208 Six Forks Road, Suite 1400, Raleigh, North Carolina 27609, serves as legal counsel to the Trust and the Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Investing in the Funds” in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectus:

PURCHASES. Shares of the Funds are offered and sold on a continuous basis. The purchase price of shares of a Fund is the net asset value next determined after the order is received in proper form (plus any applicable sales charge). Net asset value is normally determined as of the time regular trading closes on the New York Stock Exchange (“NYSE”) on days that the NYSE is open for regular trading (currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” below. An order received prior to the time regular trading closes on the NYSE will be executed at the price computed on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price computed on the next business day. The Funds’ net asset values are not calculated on business holidays when the NYSE is closed. Trading in foreign securities may take place in various foreign markets on certain days when the Funds are not open for business and do not calculate their net asset value.

The Funds reserve the right in their sole discretion: (i) to suspend the offering of their shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of a Fund and its shareholders; and (iii) to reduce or waive the minimum for initial and subsequent investments in the Advisor’s sole discretion (including circumstances where certain economies can be achieved in sales of Fund shares).

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corpora-tions, trusts, estates, corporate retirement plans, and others, investors are free to make additions to and withdrawals from their account. When an investor makes an initial investment in a Fund, a share-holder account is opened in accordance with the investor’s registra-tion instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirm-ation statement showing the current transaction, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) that will be automatically invested in shares at the public offering price on or about the 15th and/or last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

REDEMPTIONS. The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit. The Funds may also suspend or postpone the recording of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Funds. No charge is made by the Funds for redemptions other than the possible charge by the Custodian for wiring redemption proceeds or any charges by your broker-dealer or financial institution.

An irrevocable election has been filed pursuant to Rule 18f-1 under the 1940 Act, wherein a Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of a Fund’s net assets at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Involuntary Redemptions. In addition to the situations described in the Prospectus under “Redeeming Shares,” the Funds may redeem shares involuntarily to reimburse it for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder’s account if the Funds are unable to verify the shareholder’s identity.

Systematic Withdrawal Plan. Shareholders owning shares in the Funds valued at more than $5,000 may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Funds have the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire). If the shareholder prefers to receive his/her systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed with-in seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Shares – Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indi-cat-ing the names, titles, and required number of signatures auth-orized to act on its behalf. The application must be signed by a duly authori-zed officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in real-ized long-term or short-term capital gains or losses. The Syste-matic Withdrawal Plan may be terminated at any time by the Funds upon 60 days’ written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-515-4626 or by writing to:

WST Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) for its Investor Shares . See the section entitled “Investing in the Funds – Distribution of Shares” in the Prospectus. As required by Rule 12b-1, the Plans were approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plans. The Plans provide that the Trust’s Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plans and the purposes of such expenditures. The Board will take into account the expenditures for purposes of reviewing operation of the Plans and in connection with its annual consideration of the renewal of the Plans.

Potential benefits of the Plans to the Funds include improved shareholder services and savings to the Funds in certain operating expenses. It is anticipated that the Plans will benefit shareholders because an effective sales program typically is necessary in order for a Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

Under the Plans, each Fund may annually expend up to 0.25% of its average daily net assets allocable to Investor Shares to pay for any activity primarily intended to result in the sale of those shares and the servicing of shareholder accounts, provided that the Board has approved the category of expenses for which payment is being made. Such expenditures paid as distribution fees to any person who sells shares may not exceed 0.25% for Investor Shares per annum of a Fund’s average daily net assets. Such expenditures may include, without limitation: (a) the printing and mailing of Fund Prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Funds; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Funds, including the performance of the Funds; (d) training sales personnel regarding the Funds; and (e) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares. The Funds do not participate in any joint distribution activities with other investment companies.

During the fiscal period ended August 31, 2015, the Equity Fund and the Bond Fund incurred distribution expenses of $1,876 and $86,450, respectively, 100% of which was compensation paid to broker-dealers for the sale or retention of Fund shares.

SPECIAL SHAREHOLDER SERVICES

The Funds offer the following special shareholder services:

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to WST Funds , c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Your request should include the following: (i) the Fund(s) name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) Medallion signature guarantees (See the heading “Redeeming Shares – Signature Guarantees” in the Prospectus); and (v) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

EMPLOYEES AND AFFILIATES OF THE FUNDS . The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. In keeping with this purpose, the Funds may accept accounts with less than the minimum investment from Trustees, officers and employees of the Funds and the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or members of their immediate family. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment requirements if such shareholders consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies that govern the disclosure of portfolio holdings. These policies are intended to ensure that such disclosure is in the best interests of the shareholders of the Funds and to address possible conflicts of interest. Under the Trust’s policies, the Trust and the Advisor generally will not disclose the Funds’ portfolio holdings to a third party unless such information is made available to the public. The policies provide that the Trust and the Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Funds will make available to the public a complete schedule of its portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Funds’ fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-866-515-4626. The Funds will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Funds’ Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semiannual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The Funds and/or the Advisor may, from time to time make additional portfolio holdings information available to the public on their website at www.wstamfunds.com. Complete lists of the Funds’ holdings are generally posted to the website within five to thirty days of the end of the calendar quarter or month and such information will remain available until new information for the next calendar quarter or month is posted. The Funds may also send a portion or all of this information to shareholders of the Funds and to mutual fund analysts and rating and trading entities; provided that the Funds will not send this information to shareholders of the Funds or analysts or rating and/or trading entities until such information is at least 30 days old or until one day after the information has been posted to the Funds’ website.

The officers of the Trust and/or the Advisor may share non-public portfolio holdings information with the Funds’ service providers that require such information for legitimate business and Fund oversight purposes, such as the Funds’ fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm, and legal counsel as identified in the Funds’ Prospectus and SAI, and FilePoint Edgar Services and Financial Graphic Services, Inc. (financial edgarizing, typesetting and printing firms). The Funds and/or the Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Funds’ service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Funds and/or the Advisor may, from time to time, provide additional portfolio holdings information in the form of quarterly or monthly management letters; provided, however, that the Funds and/or the Advisor will not send such quarterly or monthly management letters to shareholders until such information is either filed with the SEC or publicly disclosed on the Funds’ website. In addition, non-public portfolio holdings information and other information regarding the investment activities of the Funds may also be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. The Funds will be providing non-public portfolio holdings information to the rating or ranking organizations listed in the table that follows . Each disclosure arrangement has been authorized by the Trust and/or the Advisor in accordance with the Funds’ disclosure of portfolio holdings policy upon a determination that this disclosure serves a legitimate business purpose of the Funds and that each organization is subject to a duty of confidentiality. Below is a table listing the groups that will be receiving non-public portfolio holdings information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided quarterly, with a 60-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value
Provided quarterly, with a 60-day lag. No formal conditions or restrictions.  Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, description, shares/par, market value
Provided quarterly, with a 60-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None

Standard & Poors, Inc.	CUSIP, description, shares/par, market value
Provided quarterly, with a 60-day lag. No formal conditions or restrictions. S&P indicates that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities, and S&P employees must certify annually that they have followed this code of business conduct.
None
Thomson Reuters	CUSIP, description, shares/par, market value
Provided quarterly, with a 60-day lag. No formal conditions or restrictions. Thomson Financial indicates that it requires all employees to sign confidentiality agreements acknowledging that all information received during their employment must be used for legitimate business purposes only.
None
FactSet	CUSIP, description, shares/par, market value	Provided quarterly, with a 60-day lag. No formal conditions or restrictions.	None

The Funds currently do not provide non-public portfolio holdings information to any other third parties. In the future, the Funds may elect to disclose such information to other third parties if the appropriate officers of the Trust determine that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor, through its officers, is responsible for determining which other third parties have a legitimate business purpose for receiving the Funds’ portfolio holdings information.

The Funds’ policies regarding disclosure of portfolio holdings are subject to the continuing oversight and direction of the Board. The Advisor and Ultimus are required to report to the Board any known disclosure of the Funds’ portfolio holdings to unauthorized third parties. The Funds have not entered (and do not currently intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Funds and their shareholders from providing such information, which include the publication of Fund ratings and rankings.

PRICING OF SHARES

The net asset value and the public offering price (net asset value plus any applicable sales charge) of shares of the Funds are normally determined as of the time regular trading closes on the NYSE (currently 4:00 p.m., Eastern time, Monday through Friday, except when the NYSE closes earlier). The Funds’ net asset values are not calculated on business holidays or weekends when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of the Funds will not be calculated.

In computing the net asset value for a Fund, all Fund-specific liabilities incurred or accrued are deducted from the net assets of the Fund. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board. Market values are determined according to generally accepted accounting practices and all laws and regulations that apply. Using methods approved by the Board, the assets of the Funds are generally valued as follows:

•	Securities that are listed on a securities exchange or quoted on a national market system are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Funds.

•	Securities that are listed on an exchange and that are not traded on the valuation date are valued at the most recent closing bid price.

•	Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Options are valued at the mean of the last quoted bid and ask prices at the time of valuation. If no bid quotation is readily available at the time of valuation, the option shall be valued at the mean of the last quoted ask price and $0.00. In determining bid and ask prices for exchange-listed options, pricing will be based on bid and ask prices as reported on the option’s primary exchange. For purposes of determining the primary exchange, the following applies: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE is considered the primary exchange unless the Advisor identifies a different primary exchange for the option; and (ii) if the option does not trade on the CBOE, the Advisor identifies the primary exchange for the option. Notwithstanding the foregoing, an option may be valued at fair value when (i) the option does not trade on the valuation date; or (ii) reliable last quoted bid and/or ask prices as of the time of valuation are not readily available.

•	Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board.

•	Futures contracts are generally valued at the last quoted sales price on the applicable valuation date.

•	Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

•	Open-end investment companies, not listed on an exchange, including mutual funds and money market funds, are valued at the net asset value reported by such open-ended investment companies.

•	Fixed income securities are normally valued on the basis of prices obtained from independent third-party pricing services approved by the Board of Trustees, which are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities and developments related to specific securities.

Securities traded on a foreign stock exchange may be valued based upon the closing price on the principal exchange where the security is traded; however, because the value of securities traded on foreign stock exchanges may be materially affected by events occurring before a Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, such securities will typically be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate a Fund’s net asset value may differ from quoted or published prices for the same securities. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service, if available, otherwise based on the mean of the current bid and ask prices of such currency as last quoted by any recognized dealer or major banking institution. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Funds.

Subject to the provisions of the Trust Instrument, determinations by the Board as to the direct and allocable liabilities and the allocable portion of any general assets with respect to the Funds are conclusive.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each of the Funds, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the “Code”) and each Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, a Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of a Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and net income derived from an investment in a “qualified publicly traded partnership” as defined in Internal Revenue Code section 851(h). Any income derived by a Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

A Fund may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of a Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of a Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships. The Funds intend to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

If a regulated investment company fails this asset-diversification test, such investment company, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis”. Such cure right is similar to that previously and currently permitted for a REIT.

Similarly, if a regulated investment company fails this asset-diversification test and the failure is not de minimis, a regulated investment company can cure a failure if: (a) the regulated investment company files with the Treasury Department a description of each asset that causes the investment company to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the regulated investment company equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 35%) by the amount of net income generated during the period of diversification test failure by the assets that caused the regulated investment company to fail the diversification test.

Under current tax law, qualifying corporate dividends are taxable at long-term capital gains tax rates. The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2015, individual taxpayers with taxable incomes above $413,200 ($464,850 for married taxpayers filing jointly and $439,000 for heads of households) are subject to a 20% rate of tax on long-term capital gains and qualified dividends. Taxpayers that are not in the highest tax bracket and are subject to the 25% (or greater) tax bracket on their ordinary income and whose taxable income is less than the above-mentioned thresholds will continue to be subject to a maximum 15% rate of tax on long-term capital gains and qualified dividends. For taxpayers whose ordinary income is generally taxed at less than the 25% rate, the long-term capital gains rate, and rate on qualified dividends will be 0%. These rates may change over time.

Taxable dividends paid by the Funds to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Funds as qualifying for the DRD.

If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares. All taxable dividends paid by the Funds other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Funds engage in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each series of the Trust, including the Funds, will designate (1) any dividend of qualified dividend income as qualified dividend income; (2) any tax-exempt dividend as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; and (4) any dividend eligible for the corporate dividends received deduction as such in a written notice provided to shareholders after the close of the Funds’ taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from a Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if a Fund declares a dividend in October, November, or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. A regulated investment company is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). These capital loss carryforwards may be utilized in future years to offset net realized capital gains of a Fund, if any, prior to distributing such gains to shareholders.

Certain individuals, estates and trusts must pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions. Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of a Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Funds that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of a Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Funds to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Funds certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Funds certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Funds may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

Under sections 1471 through 1474 to the Code, also known as the “Foreign Account Tax Compliance Act of 2009” or “FATCA,” foreign financial institutions (which include hedge funds, private equity funds, mutual funds, securitization vehicles and any other investment vehicles regardless of their size) and other foreign entities must comply with certain information reporting rules with respect to their U.S. account holders and investors or be subject to a withholding tax on U.S. source payments made to them. A foreign financial institution or other foreign entity that does not comply with the FATCA reporting requirements will be subject to a 30% withholding tax with respect to any “withholdable payments” made after December 31, 2012, other than such payments that are made on “obligations” that were outstanding on March 18, 2012. For this purpose, withholdable payments are U.S. source payments otherwise subject to nonresident withholding tax and also include the entire gross proceeds from the sale of any equity or debt instruments of U.S. issuers. The new FATCA withholding tax will apply regardless of whether the payment would otherwise be exempt from U.S. nonresident withholding tax (e.g., under the portfolio interest exemption or as capital gain). The Treasury Department is authorized to provide rules for implementing the FATCA withholding regime with the existing nonresident withholding tax rules. The FATCA provisions also impose certain information reporting requirements and increase related penalties for U.S. persons.

FATCA withholding will not apply to withholdable payments made directly to foreign governments, international organizations, foreign central banks or issue and individuals. The Treasury Department is authorized to provide additional exceptions to the application of the FATCA provisions. Prospective investors should consult with their own tax advisors regarding the application of FATCA to their particular circumstances.

Mutual funds are required to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, the Funds will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them.

The Funds will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Funds may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The “average annual total return” of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges. Performance figures will be given for the most recent one, five and ten year periods, or for the life of a Fund if it has not been in existence for any such periods. When considering “average annual total return” figures for periods longer than one year, it is important to note that a Fund’s annual total return for any given year might have been greater or less than its average for the entire period. “Cumulative total return” represents the total change in value of an investment in a Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).

The following is a brief description of how performance is calculated. Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one year, five years and ten years or since inception (as applicable). These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years
ATVD =	ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of Fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions)
n = number of years
ATVDR = ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculations of average annual total return and cumulative total return assume an initial $1,000 investment and reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of a Fund’s future performance. The table below shows the Funds’ average annual total returns for the periods ended August 31, 2015 :

	One Year	Since Inception (December 16, 2013)
WSTAM - U.S. Equity Fund - Investor shares	2.16%	5.28%
WSTAM - U.S. Equity Fund - Institutional shares	2.51%	5.55%

	One Year	Since Inception (September 30, 2014)
WSTAM - U.S. Bond Fund - Investor shares	N/A	-1.33%
WSTAM - U.S. Bond Fund - Institutional shares	N/A	-1.21%

The Funds’ performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual Fund having similar objectives or to standardized indices or other measures of investment performance. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Funds may also occasionally cite statistics to reflect its volatility and risk. The Funds may also compare their performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. The Funds may also compare their performance to other reports of the performance of managed accounts of the Advisor. Of course, there can be no assurance the Funds will experience the same results. Performance comparisons may be useful to investors who wish to compare a Fund’s past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Funds’ performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value are factors in the computation of total return as described above.

As indicated, from time to time, the Funds may advertise their performance compared to similar Fund or portfolios using certain indices, reporting services, and financial publications. These may include the following:

•	Lipper ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•	Morningstar, Inc., an independent rating service, rates mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds’ Prospectus to obtain a more complete view of the Funds’ performance before investing. Of course, when comparing a Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds, assuming reinvestment of dividends, over a specified period of time.

From time to time, the Funds may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about its portfolio allocation and holdings at a particular date.  The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal period ended August 31, 2015 , including the Financial Highlights appearing in the Prospectus, are incorporated by reference and made a part of this document.

APPENDIX A – DESCRIPTION OF RATINGS

The Funds may acquire from time to time fixed income or debt securities as described in the Prospectus and this SAI. The Funds are not restricted with respect to yield, maturity, or credit quality of any fixed income or debt securities, so that the Funds may purchase fixed income or debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”). The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below.

A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment‑Grade Debt Securities by the Advisor:

AAA – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated “AA” differs from AAA obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher‑rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated “BB,” “B,” “CCC,” “CC” and “C” are not considered by the Advisor to be Investment‑Grade Debt Securities and are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations may likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) designation to show relative standing within the major rating categories.

Short-term obligations rated “A‑1” by S&P indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus (+) designation . This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated “A‑2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

The rating SP‑1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP‑2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE, INC. Moody’s Investors Service, Inc. (“Moody’s”) long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default. The highest four ratings are deemed to be Investment-Grade Securities by the Advisor:

Aaa –Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa –Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A –Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa –Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings – There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch Ratings, Inc. (“Fitch”):

Long-Term Ratings

AAA – Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. “AA” ratings denote an expectation of low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. “A” ratings denote an expectation of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible default risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high credit risk. A rating CCC indicates a substantial credit risk, while a rating CC indicates a high level of risk, and a rating C signals exceptionally high levels of credit risk. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond or other material financial obligations but which has not entered into bankruptcy filings or other formal winding-up procedure and which has not otherwise ceased operating. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings or other formal wind-up procedure, or which has otherwise ceased business.

Short-Term Ratings

F1 – Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality. The rating F2 indicates a good intrinsic capacity for timely payment of financial commitments.

F3 – Fair credit quality. The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, RD and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated C have a high default risk and securities rated D indicate a broad-based default event for an entity or the default of a short-term obligation.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category or to the categories below “B.” The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

While the foregoing descriptions of the ratings systems used by the Advisor distinguishes between “Investment-Grade Debt Securities” and more speculative debt securities, as stated above the Funds are not limited with respect to the yield, maturity or credit quality of the debt securities in which they invest. Accordingly, the Funds’ portfolios may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

WST INVESTMENT TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

The Securities and Exchange Commission (“SEC”) has adopted rules and form requirements under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that each series of shares of the WST Investment Trust (“Trust”) listed on Exhibit A, attached hereto, (individually a “Fund” and collectively “Fund”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Fund comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that the Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that Wilbanks, Smith & Thomas Asset Management, LLC (the “Advisor”), as the Fund’s investment adviser, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

(1)	to make the proxy voting decisions for each Fund; and
(2)	to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Advisor’s Proxy Voting and Disclosure Policy (the “Advisor’s Voting Policy”) as it relates to the Fund. The Board shall also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.	Conflicts

In cases where a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Advisor, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholder (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Fund will notify its shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, the Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(1)	The name of the issuer of the portfolio security;
(2)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(3)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(4)	The shareholder meeting date;
(5)	A brief identification of the matter voted on;
(6)	Whether the matter was proposed by the issuer or by a security holder;
(7)	Whether the Fund cast its vote on the matter;
(8)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(9)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding the Fund’s securities;
(iii)	Records of votes cast on behalf of each Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Advisor, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

EXHIBIT A

Series of the WST Investment Trust:

1.	WST Asset Manager - U.S. Equity Fund
2.	WST Asset Manager – U.S. Bond Fund

WILBANKS, SMITH & THOMAS ASSET MANAGEMENT, LLC

PROXY VOTING AND DISCLOSURE POLICY
Proxy Voting Policy
Wilbanks, Smith & Thomas Asset Management, LLC (“WST”) does not have the authority and will not be responsible for voting proxies for its clients except where we are required to vote (e.g.; by the plan documents governing ERISA accounts)or have specifically agreed to vote. In the instance where we are required to vote, proxies will be voted after all appropriate information has been collected and reviewed, in the best financial interest of the clients which WST generally believes to be consistent with management’s recommendations.

Predetermined Guidelines: Routine and Financial or Corporate Governance Matters
WST adheres to certain predetermined voting guidelines and required voting will be done on a case-by-case basis, deemed by WST’s Investment Committee to be in the best financial interest of its clients. Certain financial and corporate governance issues may need additional consideration, as they may involve issues such as hostile takeovers and mergers. WST will typically vote with management on the following matters and proposals:

[   ] Allot Securities  Cumulative Voting
[   ] Date / Place of Annual Meeting
[   ] Declaration of Final Dividend Payment
[   ] Dividend
[   ] Election of Directors
[   ] Increase / Decrease Share Capital
[   ] Indemnification / Liability
[   ] Miscellaneous Corporate Actions – Global
[   ] Miscellaneous Corporate Governance
[   ] Par Value Change
[   ] Ratification of Director’s actions on routine matters
[   ] Receive Consolidated Financial Statements
[   ] Stock Issuance
[   ] Transact Other Business

[   ] Amend Articles/By Law/Charter – Organization Related
[   ] Amend Investment Policy
[   ] Appoint Auditors and Approve Remuneration
[   ] Appointment of Independent Auditors
[   ] Approve / Amend Investment Advisory Agreements
[   ] Approve Authorized Common Stock Increase
[   ] Approve Common Stock Par Value Change
[   ] Approve Merger Agreement
[   ] Approve Reorganization Plan
[   ] Approve Reverse Stock Split
[   ] Authorize Directors to Increase / Decrease Share Capital
[   ] Authorize Directors to Repurchase Shares
[   ] Change Stock Exchange Listing
[   ] Confidential Voting

WST will not vote with management on any recommendations that the role of CEO and Chairman be combined. WST feels these roles should be kept separate.

Guidelines: Social Conscience/Moral Issues
WST intends to vote against proxies involving management’s actions relative to social or moral issues. Where the economic impact of a proposal is not clear, a vote to “abstain” may be appropriate.

Guidelines: Foreign Investments
On occasion, WST may invest client assets in foreign securities. Given the complexity and variety of regulatory schemes and corporate practices in foreign countries and other factors such as translation expenses, there may be excessive costs associated with voting proxies for foreign securities. Thus, WST intends to abstain from voting such proxies.

Guidelines: Client Guidelines
A client may have their own set of proxy voting guidelines, which may conflict with WST’s policy or with the voting guidelines of another client. If such a situation arises, it is the intention of WST to comply with client guidelines by voting the proxies attributable to that client on a proportionate basis (based on the number of shares held by the client).

Conflicts of Interest
In the instance where WST is required to vote proxies, the voting policies and procedures are designed to ensure that proxies are properly voted, material conflicts are avoided or resolved in the best financial interest of the clients and that fiduciary obligations are fulfilled. Neither WST nor any person involved in the proxy voting process is engaged in any material business other than managing assets for clients. WST has reviewed and will continue to review with its officers and employees whether any relationships, personal, business or otherwise, exist between WST or any of its officers or employees (including their immediate families) and the issuer of any of WST’s client holdings or any of the issuer’s officers, directors, director-candidates, or proxy proponents.

WST recognizes that it is affiliated with other companies through its association with WealthTrust, LLC. However, neither WST nor any of its employees are cognizant of the activities of such affiliates other than awareness of the general business activities of some affiliates, nor is WST subject to influence by any such affiliates in terms of voting its proxies. WST also recognizes that it is affiliated with Lafayette Advisors, LLC; however, neither WST nor any of its employees are subject to influence by any such affiliates in terms of voting its proxies. Should any officer or employee be subject to any such influence, he/she shall immediately report such contact to the Compliance Officer.

Procedures
An administrator at WST will collect proxy material, compare the shares on the proxy against the shares in its database and cast the votes according to these policies and procedures.
WST utilizes Broadridge’s ProxyEdge software for its required proxy voting and record keeping. The online Proxy Edge system stores records of how shares were voted per account and enables WST to maintain accurate information on proxies.

This process is performed according to the predetermined guidelines stated above and all proxy information is reviewed daily. One of our administrators checks the ProxyEdge online system every day, reviews proxy meeting information, looks for discrepancies between the ProxyEdge system and our portfolio management database, confirms new and closed accounts, and reviews the meeting alerts. If any proxies need to be voted, the administrator notifies a Research Analyst to provide a voting decision.

Investment Committee Members are:
- Wayne F. Wilbanks - Lawrence A. Bernert, III - D.J. Kyle Elliott - Mark R. Warden - Roger H. Scheffel Jr.	- Wade A. Monroe, Jr. - Thomas McNally - Scott McCluney - John Duy - Amie Baty	- Cory West - Ellen Wohlford - Michael Burns

New accounts that require Wilbanks, Smith & Thomas to vote are reported to Broadridge who then forwards the account information to the brokerage firm or financial institution that has custody of the clients’ securities. The new accounts are entered into Proxy Edge so that subsequent meetings can be electronically voted, account holdings can be updated and any future meetings monitored through Broadridge. If a custodian rejects Broadridge’s new account information form, WST should receive paper ballots until the rejection has been researched and resolved. All paper ballots received by WST will be voted in accordance with the votes cast electronically through Broadridge, following the same voting guidelines and procedures. Copies of these ballots and accurate records of the voting will be maintained.

Proxy Voting Record Keeping
WST will maintain (i) written Proxy Voting Policies and Procedures; (ii) all Proxy Statements received in connection with client securities; (iii) a record of how WST voted each proxy; (iv) any other documents prepared by WST that were material to the voting decision or that memorialize the basis for that decision; and (v) a copy of each written client request for voting records and a copy of the written response to a client request (whether written or oral).

Client Request
Wilbanks, Smith & Thomas will send a current copy of its Proxy Voting Policies and Procedures to any client, where Wilbanks, Smith & Thomas is required or has agreed to vote proxies at their request as well as a record of previously voted proxies for their holdings by writing or calling:

Sarah Larkin, Chief Compliance Officer
150 West Main Street, Suite 1700
Norfolk, VA. 23510
(757) 623-3676
Requested material will be promptly forwarded to the client.

Amendments Disclaimer
WST’s Investment Committee reserves the right to modify or amend these policies and procedures at any time without notice.

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.                Exhibits

(a)	Agreement and Declaration of Trust (“Trust Instrument”) [1]

(b)	By-Laws [1]

(c)	Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)(1)	Investment Advisory Agreement between the Registrant and Wilbanks, Smith & Thomas Asset Management, LLC (the “Advisor”) with respect to the WST Asset Manager – U.S. Equity Fund[4]

(d)(2)	Investment Advisory Agreement between the Registrant and Wilbanks, Smith & Thomas Asset Management, LLC (the “Advisor”) with respect to the WST Asset Manager – U.S. Bond Fund[4]

(e)	Distribution Agreement between the Registrant and with Ultimus Fund Distributors, LLC (“Distributor”)[3]

(f)	Not Applicable.

(g)(1)	Custodian Agreement [3]

(g)(2)	Amendment No. 1 to the Custody Agreement[4]

(h)(1)	Administration Agreement with Ultimus Fund Solutions, LLC [3]

(h)(2)	Expense Limitation Agreement between the Registrant and the Advisor with respect to the WST Asset Manager – U.S. Equity Fund [3]

(h)(3)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC [3]

(h)(4)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC [3]

(h)(5)	Expense Limitation Agreement between the Registrant and the Advisor with respect to the WST Asset Manager – U.S. Bond Fund[4]

(i)	Opinion and Consent of Kilpatrick Townsend & Stockton LLP regarding the legality of securities registered with respect to the Fund. [2]

(j)	Consent of Independent Registered Public Accounting Firm. – Filed herewith.

(k)	Inapplicable

(l)	Initial Capital Agreement. [2]

(m)	Distribution Plan under Rule 12b-1[4]

(n)	Rule 18f-3 Plan. [2]

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant [2]

(p)(2)	Code of Ethics for the Advisor – Filed herewith.

(p)(3)	Code of Ethics for the Distributor [2]

(q)	Copy of Powers of Attorney [2]

[1]	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed June 28, 2012 (File No. 333-189704)
[2]	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed October 22, 2013 (File No. 333-189704)
[3]	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed June 18, 2014 (File No. 333-189704)
[4]	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 3 filed December 19, 2014 (File No. 333-189704)

ITEM 29.                Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30.                Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant's Trust Instrument contains the following provisions:

Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 3. Indemnification.

(a)            Subject to the exceptions and limitations contained in Subsection (b) below:

(i)            every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)            as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)            No indemnification shall be provided hereunder to a Covered Person:

(i)            who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)            in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)            The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)            To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)            Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with its Advisor and a Distribution Agreement with its Distributor. These agreements provide indemnification for those entities and their affiliates. The Advisor’s and Distributor’s personnel may serve as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31.               Business and other Connections of the Investment Advisers

The description of the Advisors is found under the caption of “Management” in the Prospectus and under the caption “Management and Administration” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Advisor may provide investment advisory services to other persons or entities other than the Registrant.

ITEM 32.                Principal Underwriter

(a)	The Distributor also acts as the principal underwriter for the following other open-end investment companies:

Williamsburg Investment Trust	The Investment House Funds
The Berwyn Funds	Hussman Investment Trust
TFS Capital Investment Trust	Schwartz Investment Trust
Papp Investment Trust	Profit Funds Investment Trust

AlphaMark Investment Trust	Stralem Fund
Piedmont Investment Trust	CM Advisors Family of Funds
Gardner Lewis Investment Trust	Ultimus Managers Trust
The First Western Funds Trust	The Cutler Trust
BPV Family of Funds	Eubel Brady & Suttman Mutual Fund Trust

(b)	Name	Position with Distributor	Position with Registrant
	Robert G. Dorsey	President/Managing Director	Vice President
	Mark J. Seger	Treasurer/Managing Director	Assistant Treasurer
	Gary R. Tenkman	Managing Director	None
	Wade R. Bridge	Vice President	Assistant Secretary
	Craig J. Hunt	Vice President	None
	Jeffrey D. Moeller	Vice President	None
	Tina H. Bloom	Vice President	Secretary
	Kristine M. Limbert	Vice President	None
	Stephen L. Preston	Chief Compliance Officer	AML Compliance Officer
	Douglas K. Jones	Vice President	None
	Nancy A. Aleshire	Vice President	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

ITEM 33.                Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator:

Ultimus Fund Solutions, LLC,
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

or its Advisor:

Wilbanks, Smith & Thomas Asset Management, LLC
150 W Main Street, Suite 1700
Norfolk, VA 23510

ITEM 34.                Management Services

None.

ITEM 35.                Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 18th day of December, 2015.

WST Investment Trust

By:	/s/ Wayne F. Wilbanks
Wayne F. Wilbanks
Trustee and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Wayne F. Wilbanks	Trustee and President	December 18, 2015
Wayne F. Wilbanks

/s/ Theresa M. Bridge	Treasurer	December 18, 2015
Theresa M. Bridge

*	Trustee
James H. Speed Jr.
/s/ Tina H. Bloom
Tina H. Bloom
*	Trustee	Attorney-in-Fact*
Thomas G. Douglas		December 18, 2015

Exhibit Index
1.	Consent of Independent Registered Public Accounting Firm	Ex. 99.28.j
2.	Code of Ethics of Wilbanks, Smith & Thomas Asset Management, LLC	Ex. 99.28.p.2